Exhibit 10.10

INTERCREDITOR AGREEMENT

by and among

GOLDMAN SACHS MORTGAGE COMPANY

CITICORP NORTH AMERICA, INC.

and

SLG STARS MORTGAGE LOAN LLC

collectively, as Senior Lender

GOLDMAN SACHS MORTGAGE COMPANY

and

CITICORP NORTH AMERICA, INC.

collectively, as Senior Mezzanine Lender

and

GOLDMAN SACHS MORTGAGE COMPANY

CITICORP NORTH AMERICA, INC.

and

SLG STARS MEZZ LOAN LLC

collectively, as Junior Mezzanine Lender

Dated as of August 22, 2008

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this “Agreement”), dated as of August 22, 2008 by and among GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership (“GSMC”), CITICORP NORTH AMERICA, INC., a New York corporation (“Citigroup”), and SLG STARS MORTGAGE LOAN LLC (successor-in-interest to SL Greene Realty Corp.), a Delaware limited liability company (“SL Green Senior”), collectively as senior lender (in such capacity, “Senior Lender”), GSMC and Citigroup collectively as senior mezzanine lender (in such capacity, “Senior Mezzanine Lender”) and GSMC, Citigroup and SLG STARS MEZZ LOAN LLC (successor-in-interest to SL Greene Realty Corp.), a Delaware limited liability company (“SL Green Junior”), collectively as junior mezzanine lender (in such capacity, “Junior Mezzanine Lender”). The Senior Mezzanine Lender and Junior Mezzanine Lender are each a “Mezzanine Lender” and, collectively, “Mezzanine Lenders”.

RECITALS

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Loan Agreement, dated as of April 1, 2008, between the borrowers named therein (collectively, “Borrower”) and Goldman Sachs Commercial Mortgage Capital, L.P., a Delaware limited partnership and predecessor-in-interest to Goldman Sachs Mortgage Company (“GSMC”), Citicorp and SL Green Realty Corp. as successor-in-interest to SLG Stars Mortgage Loan LLC (as amended by that certain Amendment to Loan Agreement among GSMC, Citicorp and SL Green Realty Corp, as lender, and Borrower, as borrower, dated as of August 22, 2008, the “Senior Loan Agreement”), Senior Lender has made a loan to Borrower in the original principal amount of $250,000,000 (the “Senior Loan”), which Senior Loan is evidenced by three promissory notes made by Borrower to each of the Senior Lenders in the aggregate amount of the Senior Loan (the “Senior Note”), and secured by, among other things, certain mortgages made by the Borrower in favor of Senior Lender (collectively, the “Senior Mortgages”), which Senior Mortgages encumber the real property more particularly described therein (collectively, the “Premises”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Amended and Restated Senior Mezzanine Loan Agreement, dated as of April 1, 2008, and amended as of August 22, 2008, between the borrowers named therein (“Senior Mezzanine Borrower”) and Senior Mezzanine Lender (the “Senior Mezzanine Loan Agreement”), Senior Mezzanine Lender is the owner and holder of a loan to Senior Mezzanine Borrower in the original principal amount of $500,000,000 (the “Senior Mezzanine Loan”), which Senior Mezzanine Loan is evidenced by two promissory notes made by Senior Mezzanine Borrower in favor of each Senior Mezzanine Lender in the aggregate amount of the Senior Mezzanine Loan (the “Senior Mezzanine Note”), and secured by, among other things, a Pledge and Security Agreement (Upper Tier) and a Pledge and Security Agreement (Lower Tier) from Senior Mezzanine Borrower pursuant to which Senior Mezzanine Lender is granted a first priority security interest in certain direct and indirect ownership interests of Senior Mezzanine Borrower in the Borrower (collectively, the “Senior Pledge Agreement”);

WHEREAS, pursuant to the terms, provisions and conditions set forth in that certain Junior Mezzanine Loan Agreement (the “Junior Mezzanine Loan Agreement”), dated as of August 22, 2008, between GKK Stars Junior Mezz 2 LLC (“Junior Mezzanine Borrower”), as borrower, and GSMC, Citicorp and SL Green Realty Corp. (as predecessor-in-interest to SLG Stars Mezz Loan LLC ), as lender, Junior Mezzanine Lender is the owner and holder of a loan to Junior Mezzanine Borrower in the original principal amount of $99,329,673.13 (the “Junior Mezzanine Loan”), which Junior Mezzanine Loan is evidenced by three promissory notes made by Junior Mezzanine Borrower in favor of each Junior Mezzanine Lender in the aggregate amount of the Junior Mezzanine Loan (the collectively, “Junior Mezzanine Note”), and secured by, among other things, a Pledge and Security from Junior Mezzanine Borrower pursuant to which Junior Mezzanine Lender is granted a first priority security interest in the direct ownership interests of Junior Mezzanine Borrower in the Senior Mezzanine Borrower (collectively, the “Junior Pledge Agreement”);

WHEREAS, the parties comprising Senior Lender have entered into that certain Co-Lender Agreement (the “Senior Co-Lender Agreement”) dated as of August 22, 2008, to set forth certain of their respective rights with respect to the Senior Loan

WHEREAS, the parties comprising Junior Mezzanine Lender have entered into that certain Co-Lender Agreement (the “Junior Co-Lender Agreement”) dated as of August 22, 2008, to set forth certain of their respective rights with respect to the Junior Mezzanine Loan;

WHEREAS, concurrently herewith SL Green Realty Corp. is transferring (i) 100% of its interest in the Senior Loan to SL Green Senior and (ii) 100% of its interest in the Junior Mezzanine Loan to SL Green Junior; and

WHEREAS, Senior Lender, Senior Mezzanine Lender and Junior Mezzanine Lender desire to enter into this Agreement to provide for the relative priority of the Senior Loan Documents (as such term is hereinafter defined), the Senior Mezzanine Loan Documents (as such term is hereinafter defined) and the Junior Mezzanine Loan Documents (as such term is hereinafter defined) on the terms and conditions hereinbelow set forth, and to evidence certain agreements with respect to the relationship among the Senior Mezzanine Loan and the Senior Mezzanine Loan Documents, the Junior Mezzanine Loan and the Junior Mezzanine Loan Documents and the Senior Loan and the Senior Loan Documents;

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Senior Lender, Senior Mezzanine Lender and Junior Mezzanine Lender hereby agree as follows:

Section 1.        Certain Definitions; Rules of Construction.

(a)        As used in this Agreement, the following capitalized terms shall have the following meanings:

“Affiliate” means, as to any particular Person, any Person directly or indirectly, through one or more intermediaries, Controlling, Controlled by or under common Control with the Person or Persons in question.

“Agreement” means this Agreement, as the same may be amended, modified and in effect from time to time, pursuant to the terms hereof.

“Assignment of Interest Rate Cap” means, as the context may require, the Collateral Assignment of Interest Rate Cap Agreement by Senior Mezzanine Borrower for the benefit of Senior Mezzanine Lender and/or the Collateral Assignment of Interest Rate Cap Agreement by Junior Mezzanine Borrower for the benefit of Junior Mezzanine Lender.

“Award” has the meaning provided in Section 9(d) hereof.

“Borrower” has the meaning provided in the Recitals hereto.

“Borrower Group” has the meaning provided in Section 10(c) hereof.

“Business Day” means any day other than (i) a Saturday and a Sunday and (ii) a day on which federally insured depository institutions in the State of New York or the state in which the offices of Senior Lender, Senior Mezzanine Lender, Junior Mezzanine Lender, their respective Servicers, or their respective Servicers’ collection account are located are authorized or obligated by law, governmental decree or executive order to be closed.

“CDO” has the meaning provided in the definition of the term “Qualified Transferee.”

“CDO Asset Manager” with respect to any Securitization Vehicle which is a CDO, shall mean the entity which is responsible for managing or administering a Mezzanine Loan as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of the related Mezzanine Loan).

“Certificates” means any securities (including all classes thereof) representing beneficial ownership interests in the Senior Loan or in a pool of mortgage loans including the Senior Loan issued in connection with a Securitization of the Senior Loan.

“Conduit” has the meaning set forth in Section 15(b) hereof.

“Conduit Credit Enhancer” has the meaning set forth in Section 15(b) hereof.

“Conduit Inventory Loan” has the meaning set forth in Section 15(b) hereof.

“Continuing Senior Loan Event of Default” means an Event of Default under the Senior Loan for which (i) Senior Lender has provided notice of such Event of Default to each Mezzanine Lender in accordance with Section 11(a) of this Agreement and (ii) the cure period provided to each Mezzanine Lender in Section 11(a) of this Agreement has expired.

“Continuing Senior Mezzanine Loan Event of Default” means an Event of Default under the Senior Mezzanine Loan for which (i) Senior Mezzanine Lender has provided notice of such Event of Default to Junior Mezzanine Lender in accordance with Section 11(e) of this Agreement and (ii) the cure period provided to Junior Mezzanine Lender in Section 11(f) or 11(g) of this Agreement, as applicable, has expired.

“Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlled by,” “Controlling” and “under common Control with” shall have the respective correlative meanings thereto.

“Directing Mezzanine Lender” has the meaning provided in Section 4(c) hereof.

“Directing Senior Lender” has the meaning provided in Section 4(e) hereof.

“Eligibility Requirements” means, with respect to any Person, that such Person (i) has total assets (in name or under management) in excess of $600,000,000 and (except with respect to a pension advisory firm, asset manager or similar fiduciary) capital/statutory surplus or shareholder’s equity of $250,000,000, and (ii) is regularly engaged in the business of making or owning commercial real estate loans (including mezzanine loans, b-notes, loan participations, loans held through repurchase transactions and loans held indirectly through interests in securitizations) or owning or managing interests (either directly or through funds under management) in commercial properties.

“Enforcement Action” means any (i) judicial or non-judicial foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver or the taking of any other enforcement action against the Premises or Borrower, including, without limitation, the taking of possession or control of the Premises, (ii) acceleration of, or demand or action taken in order to collect, all or any indebtedness secured by the Premises (other than giving of notices of default and statements of overdue amounts) or (iii) exercise of any right or remedy available to Senior Lender under the Senior Loan Documents, at law, in equity or otherwise with respect to Borrower and/or the Premises.

“Equity Collateral” means, as the context may require, all of the equity interests in the Borrower pledged pursuant to the Senior Mezzanine Loan Documents and/or all of the equity interests in Senior Mezzanine Borrower pledged pursuant to the Junior Mezzanine Loan Documents and all products and proceeds of such equity collateral.

“Equity Collateral Enforcement Action” means any action or proceeding or other exercise of a Mezzanine Lender’s rights and remedies commenced by such Mezzanine Lender (other than the giving of notices of default and statements of overdue amounts), in law or in equity, or otherwise, in order to realize upon the Equity Collateral, in whole or in part, or any transaction, whether in the nature of a transfer in lieu of foreclosure or otherwise, in order to acquire the Equity Collateral, in whole or in part.

“Event of Default” as used herein means (i) with respect to the Senior Loan and the Senior Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by the Borrower or by a Mezzanine Lender in accordance with the terms of this Agreement after the expiration of all notice and cure periods under this Agreement), (ii) with respect to the Senior Mezzanine Loan and the Senior Mezzanine Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Senior Mezzanine Borrower or Junior Mezzanine Lender in accordance with the terms of this Agreement after the expiration of all notice and cure periods under this Agreement) and (iii) with respect to the Junior Mezzanine Loan and the Junior Mezzanine Loan Documents, any Event of Default (as defined therein) thereunder which has occurred and is continuing (i.e., has not been cured by Junior Mezzanine Borrower).

“Ground Lease” has the meaning set forth in the Senior Loan Agreement.

“Ground Lease Default” has the meaning provided in Section 14(h) hereof.

“Initial Non-Monetary Cure Period” has the meaning ascribed to such term in Section 11.

“Intervening Trust Vehicle” with respect to any Securitization Vehicle which is a CDO, shall mean a trust vehicle or entity which holds the Mezzanine Loan as collateral securing (in whole or in part) any obligation or security held by such Securitization Vehicle as collateral for the CDO.

“Junior Mezzanine Borrower” has the meaning ascribed to such term in the Recitals hereto.

“Junior Mezzanine Borrower Group” has the meaning ascribed to such term in Section 10.

“Junior Mezzanine Lender” has the meaning ascribed to such term in the first paragraph of this Agreement.

“Junior Mezzanine Loan” has the meaning ascribed to such term in the Recitals hereto.

“Junior Mezzanine Loan Agreement” has the meaning ascribed to such term in the Recitals hereto.

“Junior Mezzanine Loan Documents” means the Junior Mezzanine Loan Agreement, the Junior Mezzanine Note and the Junior Pledge Agreement, together with the Loan Documents, as defined in the Junior Mezzanine Loan Agreement, as any of the foregoing may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement.

“Junior Mezzanine Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Junior Mezzanine Borrower evidenced by the Junior Mezzanine Loan Documents and all amounts due or to become due pursuant to the Junior Mezzanine Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Junior Mezzanine Loan Modification” has the meaning provided in Section 6(b) hereof.

“Junior Mezzanine Note” has the meaning ascribed to such term in the Recitals hereto.

“Junior Pledge Agreement” has the meaning ascribed to such term in the Recitals hereto.

“Loan Pledgee” has the meaning provided in Section 15 hereof.

“Loan Purchase Price” has the meaning provided in Section 13(a) hereof.

“Mezzanine Loan” means the Senior Mezzanine Loan and/or Junior Mezzanine Loan, individually or collectively, as the context may require. As the context requires, the Mezzanine Loans (and the Mezzanine Loan Documents related to such Mezzanine Loans) shall have the following order or priority: (i) first, Senior Mezzanine Loan (and the Senior Mezzanine Loan Documents; and (ii) second, Junior Mezzanine Loan (and the Junior Mezzanine Loan Documents).

“Mezzanine Loan Agreement” means the Senior Mezzanine Loan Agreement and/or the Junior Mezzanine Loan Agreement, individually or collectively, as the context may require.

“Mezzanine Loan Default Notice” has the meaning ascribed to such term in Section 11.

“Mezzanine Loan Documents” means the Senior Mezzanine Loan Documents and/or the Junior Mezzanine Loan Documents, individually or collectively, as the context may require.

“Mezzanine Loan Liabilities” means the Senior Mezzanine Loan Liabilities and/or the Junior Mezzanine Loan Liabilities, individually or collectively, as the context may require.

“Mezzanine Loan Modification” has the meaning ascribed to such term in Section 7(b).

“Mezzanine Loan Monetary Cure Period” has the meaning ascribed to such term in Section 11.

“Mezzanine Loan Non-Monetary Cure Period” has the meaning ascribed to such term in Section 12.

“Mezzanine Note(s)” means the Senior Mezzanine Note and/or the Junior Mezzanine Note, individually or collectively, as the context may require

“Monetary Cure Period” means, with respect to each Mezzanine Lender, the applicable cure period provided in Section 12(b) for a monetary default identified in a Senior Loan Default Notice.

“Moody’s” means Moody’s Investors Services, Inc.

“Non-Monetary Cure Period” means, with respect to each Mezzanine Lender, the applicable cure period provided in Section 12(c) for a non-monetary default identified in a Senior Loan Default Notice.

“Permitted Fund Manager” means any Person that on the date of determination is (i) one of the entities listed on Exhibit A or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000 and (iii) not subject to a Proceeding.

“Person” means any individual, sole proprietorship, corporation, general partnership, limited partnership, limited liability company or partnership, joint venture, association, joint stock company, bank, trust, estate unincorporated organization, any federal, state, county or municipal government (or any agency or political subdivision thereof) endowment fund or any other form of entity.

“Pledge” has the meaning provided in Section 15 hereof.

“Premises” has the meaning provided in the Recitals hereto.

“Proceeding” has the meaning provided in Section 10(c) hereof.

“Property Manager” means the property manager of the Premises.

“Protective Advances” means all sums advanced for the purpose of paying real estate taxes (including special payments in lieu of real estate taxes), maintenance costs, insurance premiums or other items (including capital items) reasonably necessary to protect the Premises or the Separate Collateral, respectively, from forfeiture, casualty, loss or waste, including, with respect to the Senior Loan or a Mezzanine Loan, amounts advanced or otherwise paid by a Mezzanine Lender pursuant to Section 11 hereof.

“Purchase Option Notice” has the meaning provided in Section 13(a) hereof.

“Qualified Manager” shall mean a reputable management company having at least five (5) years’ experience in the management of at least five (5) properties substantially similar to the Premises, which at the time of its engagement as property manager manages leasable square footage of the same property type as the Premises equal to the lesser of (x) 1,000,000 leasable square feet and (y) five (5) times the leaseable square feet of the Premises, which management company is not the subject of a bankruptcy or similar insolvency proceeding.

“Qualified Transferee” means (i) Goldman Sachs Mortgage Company, Citicorp North America, Inc., SL Green Realty Corp., SLG Stars Mortgage Loan LLC, SLG Stars Mezz

Loan LLC, KBS Debt Holdings, LLC or any of their respective Affiliates or (ii) one or more of the following:

(A)        a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, real estate investment fund (including a fund established for the purpose of purchasing real estate debt instruments) provided that any such Person referred to in this clause (A) satisfies the Eligibility Requirements;

(B)        an investment company, money management firm or “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (B) satisfies the Eligibility Requirements;

(C)        an institution substantially similar to any of the foregoing entities described in clauses (ii)(A) or (ii)(B) above or clause (ii)(F) below that satisfies the Eligibility Requirements;

(D)        any entity Controlled by, Controlling or under common Control with, one or more of any of the entities described in clause (i) or clauses (ii)(A), (ii)(B) or (ii)(C) above or clauses (ii)(F), or (ii)(G) below;

(E)        a Qualified Trustee (or in the case of a CDO, a single purpose bankruptcy-remote entity which contemporaneously assigns or pledges its interest in the Mezzanine Loan or a participation interest therein to a Qualified Trustee) in connection with (A) a securitization of, (B) the creation of collateralized debt obligations (“CDO”) secured by, or (C) a financing through an “owner trust” of, a Mezzanine Loan or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by each of the Rating Agencies which assigned a rating to one or more classes of securities issued in connection with a Securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of a Mezzanine Loan (or any interest therein) to such Securitization Vehicle); (2) in the case of a Securitization Vehicle that is not a CDO, the special servicer of such Securitization Vehicle has a Required Special Servicer Rating (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Mezzanine Loan in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CDO, the CDO Asset Manager (and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a Qualified Trustee, or a CDO Asset Manager which is a Qualified Transferee) are each a Qualified Transferee under clauses (A), (B), (C), (D), (F) or (G) of this definition; or

(F)        an investment fund, limited liability company, limited partnership or general partnership where a Mezzanine Lender or a Permitted Fund Manager or an entity that is otherwise a Qualified Transferee under clauses (ii)(A), (B), (C), (D) or (G) of this definition acts as a general partner, managing member or fund manager and at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Transferees under clauses (ii)(A), (B), (C), (D) or (G) of this definition investing through a fund acts as a general partner, acting partner, managing member or fund manager and at least 50% of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Transferees under clauses (ii)(A), (B), (C), (D) or (G) of this definition; or

(G)        any other lender or entity which has been approved as a Qualified Transferee for purposes hereof by Senior Lender (prior to a Securitization) and, if a Securitization has occurred, by the Rating Agencies; or

(H)        any Qualified Transferee under any of the foregoing clauses that is acting in an agency capacity for a syndicate of lenders, provided more than 50% of the committed loan amounts or outstanding loan balance are owned by lenders in the syndicate that are themselves Qualified Transferees.

“Qualified Trustee” means (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated either of the then in effect top two rating categories of each of the Rating Agencies.

“Rating Agencies” means, prior to a Securitization, each of S&P, Moody’s Investors Service, Inc., and Fitch, Inc., or any other nationally-recognized statistical rating agency which has been designated by Senior Lender and, after a Securitization, shall mean any of the foregoing that have rated any of the Certificates.

“Rating Agency Confirmation” means each of the Rating Agencies shall have confirmed in writing that the occurrence of the event with respect to which such Rating Agency Confirmation is sought shall not result in a downgrade, qualification or withdrawal of the applicable rating or ratings ascribed by such Rating Agency to any of the Certificates then outstanding. In the event that no Certificates are outstanding or the Senior Loan is not part of a Securitization, any action that would otherwise require a Rating Agency Confirmation shall require the consent of the Senior Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

“Redirection Notice” has the meaning provided in Section 15 hereof.

“Required Special Servicer Rating” means (i) a rating of “CSS1” in the case of Fitch, (ii) on S&P’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer in the case of S&P and (iii) in the case of Moody’s, such special servicer is acting as special servicer in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage securities.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Securitization” means the sale or securitization of the Senior Loan (or any portion thereof) in one or more transactions through the issuance of securities, which securities may be assigned ratings by the Rating Agencies.

“Securitization Vehicle” has the meaning provided in the definition of the term “Qualified Transferee”.

“Senior Lender” has the meaning provided in the first paragraph of this Agreement.

“Senior Loan” has the meaning provided in the Recitals hereto.

“Senior Loan Agreement” has the meaning provided in the Recitals hereto.

“Senior Loan Cash Management Agreement” means any cash management agreement or agreements executed in connection with, or cash management provisions of, the Senior Loan Documents.

“Senior Loan Default Notice” has the meaning provided in Section 11(a) hereof.

“Senior Loan Documents” means the Senior Loan Agreement, the Senior Note and the Senior Mortgages, together with the Loan Documents, as defined in the Senior Loan Agreement, as any of the foregoing may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement.

“Senior Loan Liabilities” means, collectively, all of the indebtedness, liabilities and obligations of Borrower evidenced by the Senior Loan Documents and all amounts due or to become due pursuant to the Senior Loan Documents, including interest thereon and any other amounts payable in respect thereof or in connection therewith, including, without limitation, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Senior Loan Modification” has the meaning provided in Section 7(a) hereof.

“Senior Mezzanine Borrower” has the meaning provided in the Recitals hereto.

“Senior Mezzanine Lender” has the meaning provided in the first paragraph of this Agreement.

“Senior Mezzanine Loan” has the meaning provided in the Recitals hereto.

“Senior Mezzanine Loan Agreement” has the meaning provided in the Recitals hereto.

“Senior Mezzanine Loan Documents” means the Senior Mezzanine Loan Agreement, the Senior Mezzanine Note and the Senior Pledge, together with the Loan Documents, as defined in the Senior Mezzanine Loan Agreement, as any of the foregoing may be modified, amended, extended, supplemented, restated or replaced from time to time, subject to the limitations and agreements contained in this Agreement.

“Senior Mezzanine Loan Liabilities” shall mean, collectively, all of the indebtedness, liabilities and obligations of Senior Mezzanine Borrower evidenced by the Senior Mezzanine Loan Documents and all amounts due or to become due pursuant to the Senior Mezzanine Loan Documents, including, without limitation, interest thereon and any other amounts payable in respect thereof or in connection therewith, any late charges, default interest, prepayment fees or premiums, exit fees, advances and post-petition interest.

“Senior Mezzanine Loan Purchase Option Event” has the meaning ascribed to such term in Section 13.

“Senior Mezzanine Loan Purchase Price” has the meaning ascribed to such term in Section 13.

“Senior Mezzanine Note” has the meaning provided in the Recitals hereto.

“Senior Mezzanine Purchase Notice” has the meaning ascribed to such term in Section 13.

“Senior Mortgages” has the meaning provided in the Recitals hereto.

“Senior Note” has the meaning provided in the Recitals hereto.

“Senior Pledge Agreement” has the meaning provided in the Recitals hereto.

“Separate Collateral” means, with respect to each Mezzanine Lender, (i) Equity Collateral pledged under its respective Mezzanine Loan Documents, (ii) the accounts (and monies therein from time to time) pledged under its respective Mezzanine Loan Documents, and (iii) any other collateral or benefits (including any guarantees) given as security for or in connection with the applicable Mezzanine Loan pursuant to the applicable Mezzanine Loan Documents (including, without limitation, all amounts payable on behalf of the applicable Mezzanine Borrowers under the applicable Interest Rate Cap Agreement and revenues from properties that are not subject to the lien of the Senior Mortgages), in each case not directly constituting security for the Senior Loan or any other Mezzanine Loan.

“SPE Constituent Entity” means any holder of direct or indirect equity interests in Borrower that is required to be a single-purpose entity pursuant to the Senior Loan Documents and/or any of the Mezzanine Loan Documents.

“Third Party Agreement” has the meaning provided in Section 5(a) hereof.

“Third Party Obligor” has the meaning provided in Section 5(a) hereof.

“Transfer” means any assignment, pledge, conveyance, sale, transfer, mortgage, encumbrance, grant of a security interest, issuance of a participation interest, or other disposition, either directly or indirectly, by operation of law or otherwise.

(b)        For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

    (i)                all capitalized terms defined in the recitals to this Agreement shall have the meanings ascribed thereto whenever used in this Agreement and the terms defined in this Agreement have the meanings assigned to them in this Agreement, and the use of any gender herein shall be deemed to include the other genders;

    (ii)               terms not otherwise defined herein shall have the meaning assigned to them in the Senior Loan Agreement;

    (iii)              all references in this Agreement to designated Sections, Subsections, Paragraphs, Articles, Exhibits, Schedules and other subdivisions or addenda without reference to a document are to the designated sections, subsections, paragraphs and articles and all other subdivisions of and exhibits, schedules and all other addenda to this Agreement, unless otherwise specified;

    (iv)             a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall apply to Paragraphs and other subdivisions;

    (v)              the terms “includes” or “including” shall mean without limitation by reason of enumeration;

    (vi)             the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;

    (vii)            the words “to Mezzanine Lender’s knowledge” or “to the knowledge of a Mezzanine Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of a Mezzanine Lender with direct oversight responsibility for its respective Mezzanine Loan without independent investigation or inquiry and without any imputation whatsoever; and

    (viii)           the words “to Senior Lender’s knowledge” or “to the knowledge of Senior Lender” (or words of similar meaning) shall mean to the actual knowledge of officers of Senior Lender with direct oversight responsibility for the Senior Loan without independent investigation or inquiry and without any imputation whatsoever.

Section 2.        Characterization of the Loans; Approval of Loans and Loan Documents.

(a)        Senior Loan.  Each Mezzanine Lender hereby acknowledges that (i) Borrower shall not have any liability or obligation whatsoever with respect to the Mezzanine Notes or otherwise in connection with the payment of the Mezzanine Loans, (ii) the Mezzanine Loans do not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Premises or any other collateral securing the Senior Loan or otherwise grant to either Mezzanine Lender the status as a creditor of Borrower, (iii) it shall not, as holder of a Mezzanine Loan, assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Premises or any status as a creditor of Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Borrower; (iv) it shall not, as holder of a Mezzanine Loan, assert, pursue, confirm or acquiesce in any way to any recharacterization of the Mezzanine Loans as having conferred upon either Mezzanine Lender any lien or encumbrance upon, or security interest in, the Premises or any portion thereof or as having conferred upon Mezzanine Lenders the status of a creditor of Borrower; and (v) nothing in this Agreement is intended to create and this Agreement does not create any security interest given by the Senior Lender in favor of Mezzanine Lenders.

(b)        Senior Mezzanine Loan.  Senior Mezzanine Lender hereby acknowledges that (i) no Mezzanine Borrower other than Senior Mezzanine Borrower shall have any liability or obligation whatsoever with respect to the Senior Mezzanine Note or otherwise in connection with the payment of the Senior Mezzanine Loan; (ii) the Senior Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Mezzanine Loan other than the Senior Mezzanine Loan; (iii) the Senior Mezzanine Loan does not grant to Senior Mezzanine Lender the status as a creditor of any Mezzanine Borrower other than Senior Mezzanine Borrower; (iv) Senior Mezzanine Lender shall not, as holder of a Mezzanine Loan, assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing any Mezzanine Loan other than the Senior Mezzanine Loan; (v) Senior Mezzanine Lender shall not, as holder of a Mezzanine Loan, assert, claim or raise as a defense any status as a creditor of any Mezzanine Borrower other than Senior Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against any Senior Mezzanine Borrower; and (vi) Senior Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Senior Mezzanine Loan as having conferred upon Senior Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Mezzanine Loan other than the Senior Mezzanine Loan or as having conferred upon Senior Mezzanine Lender the status of a creditor of any Mezzanine Borrower other than Senior Mezzanine Borrower.

(c)        Junior Mezzanine Loan.  Junior Mezzanine Lender hereby acknowledges that (i) no Mezzanine Borrower other than Junior Mezzanine Borrower shall have any liability or obligation whatsoever with respect to the Junior Mezzanine Note or otherwise in connection with the payment of the Junior Mezzanine Loan; (ii) the Junior Mezzanine Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Separate Collateral securing any Mezzanine Loan other than the Junior Mezzanine Loan; (iii) the Junior Mezzanine Loan does not grant to Junior Mezzanine Lender the status as a creditor of any Mezzanine Borrower other than Junior Mezzanine Borrower; (iv) Junior Mezzanine Lender shall not, as holder of a Mezzanine Loan, assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Separate Collateral securing the any Mezzanine Loan other than the Junior Mezzanine Loan; (v) Junior Mezzanine Lender shall not, as holder of a Mezzanine Loan, assert, claim or raise as a defense any status as a creditor of any Mezzanine Borrower other than Junior Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Junior Mezzanine Borrower; and (vi) Junior Mezzanine Lender shall not assert, pursue, confirm or acquiesce in any way to any recharacterization of the Junior Mezzanine Loan as having conferred upon Junior Mezzanine Lender any lien or encumbrance upon, or security interest in, the Separate Collateral securing any Mezzanine Loan other than the Junior Mezzanine Loan or as having conferred upon Junior Mezzanine Lender the status of a creditor of any Mezzanine Borrower other than Junior Mezzanine Borrower.

(d)        Junior Loans.  Senior Lender hereby acknowledges that (i) neither Senior Mezzanine Borrower nor Junior Mezzanine Borrower shall have any liability or obligation whatsoever with respect to the Senior Note or otherwise in connection with the payment of the Senior Loan, (ii) the Senior Loan does not constitute or impose, and shall not be deemed or construed as constituting or imposing now or hereafter, a lien or encumbrance upon, or security interest in any portion of the Equity Collateral or any other collateral securing the Mezzanine Loans or otherwise grant to Senior Lender the status as a creditor of either Senior Mezzanine Borrower or Junior Mezzanine Borrower, (iii) it shall not, as holder of a Senior Loan, assert, claim or raise as a defense, any such lien, encumbrance or security interest in the Equity Collateral or any status as a creditor of Senior Mezzanine Borrower or Junior Mezzanine Borrower in any action or proceeding, including any insolvency or bankruptcy proceeding commenced by or against Senior Mezzanine Borrower or Junior Mezzanine Borrower; (iv) it shall not, as holder of the Senior Loan, assert, pursue, confirm or acquiesce in any way to any recharacterization of the Senior Loan as having conferred upon Senior Lender any lien or encumbrance upon, or security interest in, the Equity Collateral or any portion thereof or as having conferred upon Senior Lender the status of a creditor of Senior Mezzanine Borrower or Junior Mezzanine Borrower; and (v) nothing in this Agreement is intended to create and this Agreement does not create any security interest given by the Mezzanine Lenders in favor of Senior Lender.

(e)        Mezzanine Lenders.  Each Mezzanine Lender hereby acknowledges that (i) it has received and reviewed and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Senior Loan and each of the Mezzanine Loans, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Senior Loan Documents and each of the Mezzanine Loan Documents, (ii) the execution, delivery and performance of the Senior Loan Documents and each of the Mezzanine Loan

Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Mezzanine Loan Documents relating to the Mezzanine Loan held by such Mezzanine Lender, (iii) neither Senior Lender nor the other Mezzanine Lender are under any obligation or duty to, nor has Senior Lender represented or the other Mezzanine Lender represented that either will, see to (A) the application of the proceeds of the Senior Loan by Borrower or any other Person to whom Senior Lender disburses such proceeds and (B) the application of the proceeds of either Mezzanine Loan other than, with respect to an individual Mezzanine Lender, the Mezzanine Loan held by such Mezzanine Lender, (iv) (A) any application or use of the proceeds of the Senior Loan for purposes other than those provided in the Senior Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Senior Loan Documents and (B) any application or use of the proceeds of either Mezzanine Loan for purposes other than those provided in the related Mezzanine Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the related Mezzanine Loan Documents

(f)        Senior Lender.  Senior Lender hereby acknowledges that (i) it has received and reviewed, and, subject to the terms and conditions of this Agreement, hereby consents to and approves of the making of the Mezzanine Loans and, subject to the terms and provisions of this Agreement, all of the terms and provisions of the Mezzanine Loan Documents, (ii) the execution, delivery and performance of the Mezzanine Loan Documents will not constitute a default or an event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Loan Documents, (iii) neither Mezzanine Lender is under any obligation or duty to, nor has either Mezzanine Lender represented that it will, see to the application of the proceeds of the related Mezzanine Loan by the related Mezzanine Borrower or any other Person to whom such Mezzanine Lender disburses such proceeds and (iv) any application or use of the proceeds of the Mezzanine Loans for purposes other than those provided in the Mezzanine Loan Documents shall not affect, impair or defeat the terms and provisions of this Agreement or the Mezzanine Loan Documents. Senior Lender hereby consents to the Mezzanine Lenders obtaining title to the applicable Separate Collateral (provided, however, that with respect to the applicable portion of the Separate Collateral constituting Equity Collateral, each Mezzanine Lender acts in accordance with the provisions of Section 5 hereof) pledged to the related Mezzanine Lender, subject to the terms and conditions of Section 5 hereof. Senior Lender hereby acknowledges and agrees that any conditions precedent to Senior Lender’s consent to mezzanine financing as set forth in the Senior Loan Documents or any other agreements with the Borrower, as they apply to the Mezzanine Loan Documents or the making of the Mezzanine Loan, have been either satisfied or waived.

(g)        Notwithstanding any provisions herein or in the Senior Loan Documents to the contrary, Senior Lender agrees that no default or Event of Default under the Mezzanine Loan Documents shall, in and of itself, constitute or give rise to a default or Event of Default under the Senior Loan Documents, entitle Senior Lender to accelerate payments under the Senior Loan Documents or entitle Senior Lender to modify any provisions of the Senior Loan Documents; provided, however, it is understood that the circumstances giving rise to a default or Event of Default under the Mezzanine Documents may give rise to a default or Event of Default under the Senior Loan Documents in accordance with the terms thereof.

Section 3.        Representations and Warranties.

(a)        Each Mezzanine Lender hereby represents and warrants to the Senior Lender and the other Mezzanine Lender, for itself only as follows:

    (i)                There are no conditions precedent to the effectiveness of this Agreement against such Mezzanine Lender that have not been satisfied or waived.

    (ii)               Such Mezzanine Lender has, independently and without reliance upon Senior Lender or the other Mezzanine Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

    (iii)              Such Mezzanine Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

    (iv)             All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of such Mezzanine Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

    (v)              Such Mezzanine Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of such Mezzanine Lender enforceable against such Mezzanine Lender in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws, and (y) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

    (vi)             To such Mezzanine Lender’s knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by such Mezzanine Lender of this Agreement or consummation by such Mezzanine Lender of the transactions contemplated by this Agreement.

    (vii)            None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of such Mezzanine Lender, (w) to such Mezzanine Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such Mezzanine Lender is a party or to which any of its properties are subject, (x) to such Mezzanine Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of such Mezzanine Lender pursuant to the terms of any such contract, mortgage, lease, bond, indenture, agreement, franchise, or other instrument (provided, however, that such Mezzanine Lender and any participant in the related Mezzanine Loan shall have the right to grant a lien, charge, encumbrance, claim or security interest in the related Mezzanine Loan or any portion thereof to a Loan Pledgee as contemplated by the provisions of Section 15 hereof), (y) violate any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency or governmental or regulatory body of which such Mezzanine Lender has knowledge against, or binding upon, such Mezzanine Lender or upon any of the securities, properties, assets, or business of such Mezzanine Lender or (z) to such Mezzanine Lender’s knowledge, constitute a violation by such Mezzanine Lender of any statute, law or regulation that is applicable to such Mezzanine Lender.

(b)        Senior Mezzanine Lender.  Senior Mezzanine Lender hereby represents and warrants to the Senior Lender and the Junior Mezzanine Lender as follows:

    (i)                Exhibit B hereto is a true, correct and complete list of all of the Senior Mezzanine Loan Documents (including all amendments and modifications thereof), as of the date hereof.

    (ii)               To Senior Mezzanine Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Senior Mezzanine Loan Documents.

    (iii)              Senior Mezzanine Lender is the legal and beneficial owner of the entire Senior Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 15 hereof.

    (iv)             The Senior Mezzanine Loan is not cross-defaulted with any loan other than the Encumbered Property Loans (as defined in the Senior Mezzanine Loan Agreement). The Premises do not secure any loan from Senior Mezzanine Lender to Senior Mezzanine Borrower or any other Affiliate of Borrower.

(c)        Junior Mezzanine Lender.  Junior Mezzanine Lender hereby represents and warrants to the Senior Lender and the Senior Mezzanine Lender as follows:

    (i)                Exhibit C hereto is a true, correct and complete list of all of the Junior Mezzanine Loan Documents (including all amendments and modifications thereof), as of the date hereof.

    (ii)               To Junior Mezzanine Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under the Junior Mezzanine Loan Documents.

    (iii)              Junior Mezzanine Lender is the legal and beneficial owner of the entire Junior Mezzanine Loan free and clear of any lien, security interest, option or other charge or encumbrance, other than any lien or security interest granted to any Loan Pledgee (as hereinafter defined) as contemplated by the provisions of Section 15 hereof.

    (iv)             The Junior Mezzanine Loan is not cross-defaulted with any loan other than the Senior Mezzanine Loan. The Premises do not secure any loan from Junior Mezzanine Lender to Junior Mezzanine Borrower or any other Affiliate of Borrower.

(d)        Senior Lender.  Senior Lender hereby represents and warrants as follows:

    (i)                Exhibit D hereto is a true, correct and complete list of all of the Senior Loan Documents (including all amendments and modifications thereof), as of the date hereof.

    (ii)               To Senior Lender’s knowledge, there currently exists no default or event which, with the giving of notice or the lapse of time, or both, would constitute a default under any of the Senior Loan Documents.

    (iii)              Senior Lender is the legal and beneficial owner of the Senior Loan free and clear of any lien, security interest, option or other charge or encumbrance.

    (iv)             There are no conditions precedent to the effectiveness of this Agreement against Senior Lender that have not been satisfied or waived.

    (v)              Senior Lender has, independently and without reliance upon either Mezzanine Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

    (vi)             Senior Lender is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby.

    (vii)            All actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of Senior Lender have been duly taken, and all such actions continue in full force and effect as of the date hereof.

    (viii)           Senior Lender has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid, and binding agreement of Senior Lender enforceable against Senior Lender in accordance with its terms subject to (x) applicable bankruptcy, reorganization, insolvency and moratorium laws and (y) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity.

    (ix)             To Senior Lender’s knowledge, no consent of any other Person and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Senior Lender of this Agreement or consummation by Senior Lender of the transactions contemplated by this Agreement.

    (x)              None of the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (v) violate or conflict with any provision of the organizational or governing documents of Senior Lender, (w) to Senior Lender’s knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other Person the right to terminate, or constitute (or with the giving of notice or lapse of time, or both, would constitute) a default under the terms of any contract, mortgage, lease, bond, indenture, agreement, or other instrument to which Senior Lender is a party or to which any of its properties are subject, (x) to Senior Lender’s knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease, claim, security interest, or other right or interest upon the properties or assets of Senior Lender pursuant to the terms of any such contract, mortgage, lease, bond, indenture, agreement, franchise or other instrument, (y) violate any judgment, order, injunction, decree or award of any court, arbitrator, administrative agency or governmental or regulatory body of which Senior Lender has knowledge against, or binding upon, Senior Lender or upon any of the securities, properties, assets, or business of Senior Lender or (z) to Senior Lender’s knowledge, constitute a violation by Senior Lender of any statute, law or regulation that is applicable to Senior Lender.

    (xi)             The Senior Loan is not cross-defaulted with any other loan. The Premises do not secure any other loan from Senior Lender to Borrower, Senior Mezzanine Borrower, Junior Mezzanine Borrower or any other Affiliate of Borrower.

    (xii)            The Senior Loan is not secured by any direct or indirect equity interest in Borrower.

Section 4.        Transfer of Mezzanine Loan or Senior Loan.  Except as otherwise permitted in Section 15 hereof:

(a)        No Mezzanine Lender shall Transfer more than 49% of its beneficial interest in its respective Mezzanine Loan unless, with respect to the excess over 49%, either (i) a Rating Agency Confirmation has been given with respect to such Transfer, in which case the related transferee shall thereafter be deemed to be a “Qualified Transferee” for all purposes of this Agreement, or (ii) such Transfer is to a Qualified Transferee. Any such transferee (other than a participant or Loan Pledgee) shall be deemed to have assumed the obligations of the applicable Mezzanine Lender hereunder and to have agreed to be bound by the terms and provisions hereof. Such proposed transferee (other than a participant or Loan Pledgee) shall also be deemed to have remade each of the representations and warranties contained herein for the benefit of the Senior Lender and the other Mezzanine Lender. For the avoidance of doubt, Transfers of 49% or less of a Mezzanine Lender’s beneficial interest in its respective Mezzanine Loan shall not require Rating Agency Confirmation, nor does such Transfer need to be made to a Qualified Transferee.

(b)        Not more than five (5) days after a Transfer of more than 49% of its beneficial interest to a Qualified Transferee, the applicable transferring Mezzanine Lender shall provide to Senior Lender and the other Mezzanine Lender and, if any Certificates are outstanding, to the Rating Agencies, a certification that such transfer has been made in accordance with this Section 4, such certification to include the name and contact information of the Qualified Transferee. The provisions of this Section 4(b) are not intended to apply to a Pledge granted under Section 15 of this Agreement.

(c)        If more than one Person shall hold a direct interest in a Mezzanine Loan, the holder(s) of more than 50% of the principal amount of such Mezzanine Loan shall designate by written notice to Senior Lender and the other Mezzanine Lender one of such Persons (the “Directing Mezzanine Lender”) to act on behalf of all such Persons holding an interest in such Mezzanine Loan. The Directing Mezzanine Lender shall have the sole right to receive any notices which are required to be given or which may be given to the related Mezzanine Lender pursuant to this Agreement and to exercise the rights and power given to such Mezzanine Lender hereunder, including any approval rights of such Mezzanine Lender; provided, that until the Directing Mezzanine Lender has been so designated, the last Person known to the Senior Lender and the other Mezzanine Lender to hold more than a 50% direct interest in such Mezzanine Loan shall be deemed to be the Directing Mezzanine Lender. Once the Directing Mezzanine Lender has been designated hereunder, Senior Lender and the other Mezzanine Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than 50% of the principal amount of such Mezzanine Loan of the designation of a different Person to act as the Directing Mezzanine Lender. As of the date hereof, the Directing Mezzanine Lender for (i) the Senior Mezzanine Loan is KBS Debt Holdings, LLC and (ii) the Junior Mezzanine Loan is Goldman Sachs Mortgage Company. Junior Mezzanine Lender agrees that no Affiliated Person (defined below) shall become the Directing Mezzanine Lender with respect to the Junior Mezzanine Loan, unless it shall own 100% of the Junior Mezzanine Loan.

(d)        Each Mezzanine Lender acknowledges that any Rating Agency Confirmation may be granted or denied by the Rating Agencies in their sole and absolute discretion and that such Rating Agencies may charge customary fees in connection with any such action.

(e)        Subject to Section 22, Senior Lender may, from time to time, in its sole discretion Transfer all or any portion of the Senior Loan or any interest therein, and notwithstanding any such Transfer or subsequent Transfer, the Senior Loan and the Senior Loan Documents shall be and remain a senior obligation in the respects set forth in this Agreement to the Mezzanine Loans and the Mezzanine Loan Documents in accordance with the terms and provisions of this Agreement. Senior Lender will provide each Mezzanine Lender prompt notice of any Transfer of more than 49% of its beneficial interest in the Senior Loan (including with respect to a Securitization, but excluding any Transfer that is a Pledge). If more than one Person shall hold a direct interest in the Senior Loan, the holder(s) of more than 50% of the principal amount of the Senior Loan shall designate by written notice to each Mezzanine Lender one of such Persons or a servicer on their behalf (the “Directing Senior Lender”) to act on behalf of all such Persons holding an interest in the Senior Loan. The Directing Senior Lender shall have the sole right to receive any notices which are required to be given or which may be given to Senior Lender pursuant to this Agreement and to exercise the rights and power given to Senior Lender hereunder, including any approval rights of Senior Lender; provided, that until the Directing Senior Lender has been so designated, the last Person known to each Mezzanine Lender to hold more than a 50% direct interest in the Senior Loan shall be deemed to be the Directing Senior Lender. Once the Directing Senior Lender has been designated hereunder, each Mezzanine Lender shall be entitled to rely on such designation until it has received written notice from the holder(s) of more than 50% of the principal amount of the Senior Loan of the designation of a different Person to act as the Directing Senior Lender. As of the date hereof, the Directing Senior Lender is Goldman Sachs Mortgage Company. Senior Lender agrees that no Affiliated Person (defined below) shall become the Directing Senior Lender, unless it shall own 100% of the Senior Loan.

Section 5.        Foreclosure of Separate Collateral.

(a)        No Mezzanine Lender shall complete a foreclosure or other realization upon the Equity Collateral (including, without limitation, obtaining title to the Equity Collateral or selling or otherwise transferring the Equity Collateral) without (i) Rating Agency Confirmation and (ii) in the case of the Junior Mezzanine Lender, the approval of the Senior Mezzanine Lender (not to be unreasonably withheld, delayed or conditioned), in each case, unless (i) the transferee of title to the Equity Collateral is a Qualified Transferee, (ii) the Premises will be managed by a Qualified Manager promptly after the Transfer of title to the Equity Collateral, and (iii) if not in place prior to the transfer of title to the Equity Collateral, hard cash management and adequate reserves for taxes, insurance, ground rents (if applicable), debt service, capital repair and improvement expenses, tenant improvement expenses and leasing commissions and operating expenses will be implemented under the Senior Loan promptly after the transfer of title to the Equity Collateral to the extent required by the Senior Loan Documents (or, in the case of a transfer of title to the Junior Mezzanine Loan Equity Collateral, the Senior Mezzanine Loan Documents); provided, however, the requirement set forth in clause (iii) shall be waived if the implementation of such hard cash management and reserves would cause a “significant modification” of the Senior Loan, as such term is defined in Treasury Regulations Section 1.860G-2(b). Additionally, if a non-consolidation opinion was delivered in connection with the closing of the Senior Loan, the transferee of the Equity Collateral shall deliver a new non-consolidation opinion relating to the transferee acceptable to the Rating Agencies within ten (10) Business Days of the transfer of title to the Equity Collateral. The applicable Mezzanine Lender shall provide to Senior Lender and the Rating Agencies notice of the Transfer (and, in the case of a Transfer of the Junior Mezzanine Loan, Junior Mezzanine Lender shall provide such notice to Senior Mezzanine Lender), and certify that all conditions set forth in this Section 5(a) have been satisfied, within five (5) Business Days after the consummation of any transfer of the Equity Collateral pursuant to this Section 5(a). Senior Lender or any Mezzanine Lender that has approval rights with respect to such transfer pursuant to this Section 5(a) may request reasonable evidence that the foregoing requirements have been satisfied. In the event that such Transfer results in the removal of any guarantor, indemnitor, pledgor, or other obligor under the Senior Loan Documents, or in the case of a Transfer by the Junior Mezzanine Lender, the Senior

Mezzanine Loan Documents (each, a “Third Party Obligor”), such transferee or an affiliate thereof reasonably satisfactory to the Senior Lender and/or Senior Mezzanine Lender, as applicable, shall: (A) execute and deliver to Senior Lender and/or Senior Mezzanine Lender, as applicable, a guaranty, indemnity, pledge agreement or other agreement which provides for the obligations of such obligor (each, a “Third Party Agreement”), in each case, in a form substantially similar to the Third Party Agreement that it is replacing, pursuant to which the Third Party Obligor shall undertake the obligations set forth therein, and (B) if there are Certificates then outstanding, deliver (or cause to be delivered) to Senior Lender and/or Senior Mezzanine Lender, as applicable, and each Rating Agency, an opinion of counsel that the substitution of the original Third Party Obligor and the original Third Party Agreement with a substitute Third Party Obligor and a substitute Third Party Agreement, would not cause a “significant modification” of the Senior Loan, as such term is defined in Treasury Regulations Section 1.860G-2(b).

(b)        Nothing contained herein shall limit or restrict the right of the Mezzanine Lenders to exercise their respective rights and remedies, in law or in equity, or otherwise, in order to realize on any Separate Collateral that is not Equity Collateral.

(c)        In the event a Mezzanine Lender or any purchaser at a UCC sale obtains title to the Equity Collateral, Senior Lender and Senior Mezzanine Lender hereby acknowledge and agree that any transfer or assumption fee in the Senior Loan Documents and the Senior Mezzanine Loan Documents, as applicable, shall be waived as a condition to such transfer and any such transfer shall not constitute a breach or default under the Senior Loan Documents or the Senior Mezzanine Loan Documents, as applicable, provided the conditions in Section 5(a) are met, to the extent applicable. Senior Lender and Senior Mezzanine Lender also acknowledge and agree that they will not impose any unreasonable fees or delays in connection with such Transfer.

(d)        To the extent that any Qualified Transferee acquires the Equity Collateral pledged to a Mezzanine Lender pursuant to the related Mezzanine Loan Agreement in accordance with the provisions and conditions of this Agreement, such Qualified Transferee shall acquire the same subject to (i) the Senior Loan and the terms, conditions and provisions of the Senior Loan Documents and (ii) in the case of an acquisition of the Equity Collateral pledged under the Junior Mezzanine Loan, the Senior Mezzanine Loan and the terms, conditions and provisions of the Senior Mezzanine Loan Documents, in each case for the balance of the term thereof, which shall not be accelerated by Senior Lender and/or Senior Mezzanine Lender, as applicable, solely due to such acquisition and shall remain in full force and effect; provided, however, that (A) such Qualified Transferee shall cause, within ten (10) days after the Transfer, (1) Borrower and (2) in the case of a Transfer of the Junior Mezzanine Loan, the Senior Mezzanine Borrower, in each case, to reaffirm in writing, subject to such exculpatory provisions as may be set forth as of the date hereof in the Senior Loan Documents and/or the Senior Mezzanine Loan Documents, as applicable, all of the terms, conditions and provisions of the Senior Loan Documents and/or the Senior Mezzanine Loan Documents, as applicable, on Borrower’s or Senior Mezzanine Borrower’s, as applicable, part to be performed and (B) all defaults under (1) the Senior Loan and (2) the Senior Mezzanine Loan, in each case, which are susceptible of cure but remain uncured or unwaived as of the date of such acquisition, have been cured by such Qualified Transferee or in the case of defaults that are susceptible of cure but can only be cured by such Qualified Transferee following its acquisition of the Equity Collateral, the same shall be cured by such Qualified Transferee as soon as practicable following its acquisition; and with respect to defaults not susceptible of cure, the same shall be waived by Senior Lender and/or the Senior Mezzanine Lender, as applicable, provided, that such defaults which are not susceptible of being cured do not materially impair the value, use or operation of the Premises.

(e)        Nothing contained in this Section 5 is intended (i) to limit Loan Pledgee’s right under its financing documents with a Mezzanine Lender to foreclose against such Mezzanine Lender, provided that Loan Pledgee complies with the applicable provisions of Section 15, or (ii) if any such Loan Pledgee has foreclosed under its financing documents as aforesaid, to limit such Loan Pledgee’s right to foreclose against the related Mezzanine Borrower’s interest in the Equity Collateral, provided that Loan Pledgee complies with the applicable provisions of this Section 5.

Section 6.        Notice of Rating Confirmation.  Each Mezzanine Lender promptly shall notify Senior Lender and the other Mezzanine Lender of any intended action relating to its respective Mezzanine Loan which would require Rating Agency Confirmation pursuant to this Agreement and shall cooperate with the reasonable request of Senior Lender and/or the other Mezzanine Lender in obtaining such confirmation. Senior Lender promptly shall notify each Mezzanine Lender of any intended action relating to the Senior Loan which would require Rating Agency Confirmation pursuant to this Agreement and shall cooperate with the reasonable requests of each Mezzanine Lender in obtaining such confirmation. The party whose action requires Rating Agency Confirmation shall pay all fees and expenses of the Rating Agencies in connection with such action.

Section 7.        Modifications, Amendments, etc.

(a)        Modifications by Senior Lender.  Senior Lender shall have the right without the consent of either Mezzanine Lender in each instance to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Loan Modification”) of the Senior Loan or the Senior Loan Documents provided that no such Senior Loan Modification shall (i) increase the interest rate, principal amount of the Senior Loan (or the amortization of principal thereunder), except for increases in principal to cover work-out costs (including closing costs in connection therewith) and Protective Advances made by the Senior Lender and reallocations, in each case, to the extent permitted under the Senior Loan Documents, (ii) increase in any other material respect any monetary obligations of Borrower under the Senior Loan Documents, (iii) extend or shorten the scheduled maturity date of the Senior Loan (except that Senior Lender may permit Borrower to exercise any extension options in accordance with the terms and provisions of the Senior Loan Documents), (iv) convert or exchange the Senior Loan into or for any other indebtedness or subordinate any of the Senior Loan to any indebtedness of Borrower, (v) amend or modify the provisions of the Senior Loan Documents limiting transfers of direct or indirect interests in the Borrower or the Premises, (vi) modify, amend or terminate the terms and provisions of the Senior Loan Cash Management Agreement or any of the other Senior Loan Documents with respect to the manner, timing and method of the application of payments under the Senior Loan Documents or as the same may relate to the Mezzanine Loan Documents, (vii) cross default the Senior Loan with any other indebtedness, (viii) provide for a higher strike price with respect to any new or extended interest rate cap agreement entered into in connection with the extended term of the Senior Loan, unless expressly required under the Senior Loan Agreement, or waive any obligation of the rate cap provider under any rate cap agreement or waive any obligation of Borrower to deliver a replacement rate cap agreement, if required under the Senior Loan Documents, (ix) provide for any contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises, (or other similar equity participation), (x) modify, amend or waive any of the provisions of the Senior Loan Cash Management Agreement or the Senior Loan Agreement relating to cash management and reserves and the amounts to be deposited into such accounts, (xi) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or increase the amount of any such prepayment fee, premium or yield maintenance charge, (xii) modify any default provision in any material respect or delete or shorten any notice, cure or grace periods available to Borrower (provided this shall in no way limit Senior Lender’s ability to waive any default or Event of Default), (xiii) impose any new financial covenants on Borrower (or if such covenants exist, impose more restrictive financial covenants on Borrower), (xiv) release any lien on or security interest in any material portion of collateral or property of the Borrower (except as expressly contemplated by the Senior Loan Documents), spread the lien of one or more of the Senior Mortgages to encumber additional real property unless expressly provided for in the Senior Loan Documents, or accept a grant of any lien on or security interest in any collateral or property of Borrower or any other Person not originally granted or contemplated to be granted under the Senior Loan Documents, (xv) modify the Senior Loan Documents with respect to the amounts, types or deductibles of insurance policies or ratings of any provider of insurance required pursuant to the terms of the Senior Loan Documents in a manner which would increase in any material respect the cost of such insurance (provided that the foregoing shall not preclude Senior Lender from requiring the compliance by Borrower with the requirements of the Senior Loan Documents), (xvi) modify any provision of the Senior Loan Documents with respect to the payment of proceeds of any casualty or condemnation under a power of eminent domain of the Premises or any portion thereof, or (xvii) grant to Senior Lender any direct or indirect equity interest in Borrower or either Mezzanine Borrower as collateral for the Senior Loan or in a manner that would violate the Senior Mezzanine Loan Agreement or the Junior Mezzanine Loan Agreement; provided, however, in no event shall Senior Lender be obligated to obtain either Mezzanine Lenders’ consent to a Senior Loan Modification in the case of a work-out or other surrender, compromise, release, renewal, or indulgence relating to the Senior Loan during the existence of a Continuing Senior Loan Event of Default, except that (1) under no circumstances shall the modifications described in clause (i) (with respect to increase principal amount only), or clause (ix), (xi) or (xvii) be made without the written consent of each Mezzanine Lender, and (2) if either Mezzanine Lender has cured or is in the process of curing (within the time period permitted for cure in Section 11) any Senior Loan Event of Default that such Mezzanine Lender is capable of curing and, with respect to non-monetary Senior Loan Events of Default that Mezzanine Lender is not capable of curing, (x) such non-monetary Senior Loan Events of Default will not materially adversely affect the value, use or operation of the Premises or the priority of Senior Lender’s lien thereon (as determined by Senior Lender in its reasonable discretion) or the cash flow from the Premises (as determined by Senior Lender in its reasonable discretion) and (y) such Mezzanine Lender is diligently and expeditiously pursuing its remedies to acquire the relevant portion of the Equity Collateral pursuant to the applicable Mezzanine

Loan Documents, then Senior Lender shall not take any of the actions set forth in clauses (i) through (xvii) above without the written consent of such Mezzanine Lender, not to be unreasonably withheld, delayed or conditioned. In addition and notwithstanding the foregoing provisions of this Section 7(a), the funding of any amounts by the Senior Lender under the Senior Loan Documents as a result of (A) the making of any Protective Advances or other advances by the Senior Lender, or (B) interest accruals or accretions and any compounding thereof (including default interest), shall not be deemed to contravene this Section 7(a).

(b)        Modifications by Mezzanine Lenders.

(1)        Senior Mezzanine Lender shall have the right without the consent of Senior Lender or the Junior Mezzanine Lender, in each instance, to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Senior Mezzanine Loan Modification”) of the Senior Mezzanine Loan or the Senior Mezzanine Loan Documents to which it is a party provided that no such Senior Mezzanine Loan Modification shall (i) increase the interest rate or principal amount of the Senior Mezzanine Loan, except for increases in principal to cover work-out costs (including closing costs in connection therewith) and Protective Advances made by Senior Mezzanine Lender or reallocations, in each case, to the extent permitted under the Senior Mezzanine Loan Documents, (ii) increase in any other material respect any monetary obligations of the Senior Mezzanine Borrower under the Senior Mezzanine Loan Documents, (iii) extend or shorten the scheduled maturity date of the Senior Mezzanine Loan (except that the Senior Mezzanine Lender may permit the applicable Mezzanine Borrower to exercise any extension options in accordance with the terms and provisions of the Senior Mezzanine Loan Documents), (iv) convert or exchange the Senior Mezzanine Loan into or for any other indebtedness or subordinate any of the Senior Mezzanine Loan to any indebtedness of the Senior Mezzanine Borrower, (v) amend or modify the provisions of the Senior Mezzanine Loan Documents limiting transfers of direct or indirect interests in the Senior Borrower or the Premises, (vi) modify, amend or terminate the terms and provisions of the “Cash Management Agreement” (as defined in the Senior Mezzanine Loan Agreement; the “Senior Mezzanine Cash Management Agreements”) or any of the other Senior Mezzanine Loan Documents with respect to the manner, timing and method of the application of payments under the Senior Mezzanine Loan (vii) cross default the Senior Mezzanine Loan with any other indebtedness except the Encumbered Property Loans, (viii) provide for a higher strike price with respect to any new or extended interest rate cap agreement entered into in connection with the extended term of the Senior Mezzanine Loan (other than as expressly provided for in the Senior Mezzanine Loan Documents in connection with the existing extension options), or waive any obligation of the rate cap provider under any rate cap agreement or waive any obligation of the Senior Mezzanine Borrower to deliver a replacement rate cap agreement, if required under the Senior Mezzanine Loan Documents, (ix) provide for any additional contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises or any other property directly or indirectly owned by Senior Mezzanine Borrower, (x) modify, amend or waive any of the provisions of either of the Senior Mezzanine Cash Management Agreements or the Senior Mezzanine Loan Agreement relating to cash management and reserves and the amounts to be deposited into such accounts, (xi) extend the period during which voluntary prepayments are prohibited or during which prepayments require the payment of a prepayment fee or premium or yield maintenance charge or increase the amount of any such prepayment fee, premium or yield maintenance charge, (xii)

modify any default provision in any material respect or delete or shorten any notice, cure or grace periods available to Senior Mezzanine Borrower (provided this shall in no way limit any Senior Mezzanine Lender’s ability to waive any default or Event of Default), (xiii) impose any new financial covenants on Senior Mezzanine Borrower (or if such covenants exist, impose more restrictive financial covenants on Senior Mezzanine Borrower), (xiv) release any lien on or security interest in any material portion of collateral or property of the Senior Mezzanine Borrower (except as expressly contemplated by the Senior Mezzanine Loan Documents), or accept a grant of any lien on or security interest in any collateral or property of Senior Mezzanine Borrower or any other Person not originally granted or contemplated to be granted under the Senior Mezzanine Loan Documents, (xv) modify the Senior Mezzanine Loan Documents with respect to the amounts, types or deductibles of insurance policies or ratings of any provider of insurance required pursuant to the terms of the Senior Mezzanine Loan Documents in a manner which would increase in any material respect the cost of such insurance (provided that the foregoing shall not preclude Senior Mezzanine Lender from requiring the compliance by Senior Mezzanine Borrower with the requirements of the Senior Mezzanine Loan Documents), (xvi) modify any provision of the Senior Mezzanine Loan Documents with respect to the payment of proceeds of any casualty or condemnation under a power of eminent domain of the Premises or any portion thereof or (xvii) grant to Senior Mezzanine Lender any direct or indirect equity interest in Junior Mezzanine Borrower as collateral for the Senior Mezzanine Loan or in a manner that would violate the Junior Mezzanine Loan Agreement. Notwithstanding anything to the contrary contained herein (but subject to the remaining portion of this Section 7(b)(1)), if an Event of Default exists under the Senior Mezzanine Loan Documents, the Senior Mezzanine Lender shall be permitted to modify or amend such Senior Mezzanine Loan Documents in connection with a work-out or other surrender, compromise, release, renewal or modification of the Senior Mezzanine Loan, except that (1) under no circumstances shall any modification described in clause (i), with respect to increases in principal amounts only, clause (ii), clause (iii) (with respect to shortening the maturity date only), clause (iv) or clause (ix) be made without the written consent of the Senior Lender and the Junior Mezzanine Lender and (2) if Junior Mezzanine Lender has cured or is in the process of curing (within the time period permitted for cure in Section 11) any Senior Mezzanine Loan Event of Default that Junior Mezzanine Lender is capable of curing and, with respect to non-monetary Senior Mezzanine Loan Events of Default that Junior Mezzanine Lender is not capable of curing, (x) such non-monetary Senior Mezzanine Loan Events of Default will not materially adversely affect the value, use or operation of the Premises or the value of the Separate Collateral or the priority of Senior Mezzanine Lender’s lien thereon (as determined by Senior Mezzanine Lender in its reasonable discretion) or the cash flow from the Premises or the Separate Collateral (as determined by Senior Mezzanine Lender in its reasonable discretion) and (y) Junior Mezzanine Lender is diligently and expeditiously pursuing its remedies to acquire the relevant portion of the Equity Collateral pursuant to the Junior Mezzanine Loan Documents, then Senior Mezzanne Lender shall not take any of the actions set forth in clauses (i) through (xvii) above without the written consent of Junior Mezzanine Lender, not to be unreasonably withheld, delayed or conditioned. In addition and notwithstanding the foregoing provisions of this Section 7(b)(1), the following shall not be deemed to contravene this Section 7(b)(1): (1) any amounts funded by Senior Mezzanine Lender under the Senior Mezzanine Loan Documents as a result of (A) the making of any Protective Advances or other advances by Senior Mezzanine Lender or (B) interest accruals or accretions and any compounding thereof (including default interest), (2) any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver given or made in connection with the guaranty of recourse obligations or other guaranty given in connection with the Senior Mezzanine Loan (provided the obligations of any guarantors that are also guarantors in respect of the Senior Loan and the Junior Mezzanine Loan shall not be materially increased without Senior Lender’s and Junior Mezzanine Lender’s consent), (3) any amendment or modification which has the effect of granting additional collateral (that does not constitute collateral for the Senior Loan or Junior Mezzanine Loan) to Senior Mezzanine Lender as additional security for the Senior Mezzanine Loan, and (4) increases to the interest rate and/or principal payments set forth in the Senior Mezzanine Loan Documents over and above that set forth in the Senior Mezzanine Loan Documents on the date hereof which are agreed to by the Senior Mezzanine Borrower in connection with a work-out or other surrender, compromise, release, renewal or modification of the Senior Mezzanine Loan following the occurrence of an Event of Default thereunder, provided that any such increased interest is due and payable only in accordance with Section 9.

(2)        Junior Mezzanine Lender shall have the right without the consent of Senior Lender or the Senior Mezzanine Lender, in each instance, to enter into any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver (collectively, a “Junior Mezzanine Loan Modification”) of the Junior Mezzanine Loan or the Junior Mezzanine Loan Documents to which it is a party provided that no such Junior Mezzanine Loan Modification shall (i) increase the interest rate or principal amount of the Junior Mezzanine Loan, except for increases in principal to cover work-out costs (including closing costs in connection therewith) and Protective Advances made by Junior Mezzanine Lender or reallocations, in each case, to the extent permitted under the Junior Mezzanine Loan Documents, (ii) increase in any other material respect any monetary obligations of the Junior Mezzanine Borrower under the Junior Mezzanine Loan Documents, (iii) extend or shorten the scheduled maturity date of the Junior Mezzanine Loan (except that the Junior Mezzanine Lender may permit the applicable Mezzanine Borrower to exercise any extension options in accordance with the terms and provisions of the Junior Mezzanine Loan Documents), (iv) convert or exchange the Junior Mezzanine Loan into or for any other indebtedness or subordinate any of the Junior Mezzanine Loan to any indebtedness of the Junior Mezzanine Borrower, (v) amend or modify the provisions of the Junior Mezzanine Loan Documents limiting transfers of direct or indirect interests in the Senior Mezzanine Borrower or the Premises, (vi) modify, amend or terminate the terms and provisions of the “Cash Management Agreement” or any of the other Junior Mezzanine Loan Documents with respect to the manner, timing and method of the application of payments under the Junior Mezzanine Loan, (vii) cross default the Junior Mezzanine Loan with any other indebtedness other than the Senior Mezzanine Loan and the Encumbered Property Loans, (viii) provide for a higher strike price with respect to any new or extended interest rate cap agreement entered into in connection with the extended term of the Junior Mezzanine Loan (other than as expressly provided for in the Junior Mezzanine Loan Documents in connection with the existing extension options), or waive any obligation of the rate cap provider under any rate cap agreement or waive any obligation of the Junior Mezzanine Borrower to deliver a replacement rate cap agreement, if required under the Junior Mezzanine Loan Documents or (ix) provide for any additional contingent interest, additional interest or so-called “kicker” measured on the basis of the cash flow or appreciation of the Premises or any other property directly or indirectly owned by Junior Mezzanine Borrower. Notwithstanding anything to the contrary contained herein (but subject to the remaining portion of this Section 7(b)(2)), if an Event of

Default exists under the Junior Mezzanine Loan Documents, the Junior Mezzanine Lender shall be permitted to modify or amend such Junior Mezzanine Loan Documents in connection with a work-out or other surrender, compromise, release, renewal or modification of the Junior Mezzanine Loan except that under no circumstances shall any modification described in clause (i), with respect to increases in principal amounts only, clause (ii), clause (iii) (with respect to shortening the maturity date only), clause (iv) or clause (ix) be made without the written consent of the Senior Lender and the Senior Mezzanine Lender. In addition and notwithstanding the foregoing provisions of this Section 7(b)(2), the following shall not be deemed to contravene this Section 7(b)(2): (1) any amounts funded by Junior Mezzanine Lender under the Junior Mezzanine Loan Documents as a result of (A) the making of any Protective Advances or other advances by Junior Mezzanine Lender or (B) interest accruals or accretions and any compounding thereof (including default interest), (2) any amendment, deferral, extension, modification, increase, renewal, replacement, consolidation, supplement or waiver given or made in connection with the guaranty of recourse obligations or other guaranty given in connection with the Junior Mezzanine Loan (provided the obligations of any guarantors that are also guarantors in respect of the Senior Loan and the Senior Mezzanine Loan shall not be materially increased without Senior Lender’s and Senior Mezzanine Lender’s consent), (3) any amendment or modification which has the effect of granting additional collateral (that does not constitute collateral for the Senior Loan or Senior Mezzanine Loan) to Junior Mezzanine Lender as additional security for the Junior Mezzanine Loan, and (4) increases to the interest rate and/or principal payments set forth in the Junior Mezzanine Loan Documents over and above that set forth in the Junior Mezzanine Loan Documents on the date hereof which are agreed to by the Junior Mezzanine Borrower in connection with a work-out or other surrender, compromise, release, renewal or modification of the Junior Mezzanine Loan following the occurrence of an Event of Default thereunder, provided that any such increased interest is due and payable only in accordance with Section 9.

(c)        Senior Lender shall deliver to each Mezzanine Lender copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of the Senior Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by Senior Lender) within a reasonable time after any of such applicable instruments have been executed by Senior Lender.

(d)        Each Mezzanine Lender shall deliver to Senior Lender and the other mezzanine Lender copies of any and all modifications, amendments, extensions, consolidations, spreaders, restatements, alterations, changes or revisions to any one or more of its respective Mezzanine Loan Documents (including, without limitation, any side letters, waivers or consents entered into, executed or delivered by such Mezzanine Lender) within a reasonable time after any of such applicable instruments have been executed by such Mezzanine Lender.

(e)        Whenever the consent of one or more of the Senior Lender, the Senior Mezzanine Lender and/or the Junior Mezzanine Lender is required under this Section 7, the party seeking such consent shall send its request therefor, together with any materials reasonably necessary to consider such request, to each of the other parties from whom such consent is requested in an envelope marked “CONSENT REQUEST: RESPONSE REQUIRED WITHIN 10 BUSINESS DAYS”. If any party hereto shall fail to respond to such a request within 10

Business Days of its receipt thereof, the party requesting such consent shall send a second request for such consent, together with any materials reasonably necessary to consider such request, to such non-responding party in an envelope marked “URGENT CONSENT REQUEST: DEEMED CONSENT AFTER 5 BUSINESS DAYS”. In the event that a party shall fail to respond to such second request within 5 Business Days of its receipt thereof, then the consent requested therein shall be deemed granted by such non-responding party.

Section 8.         Subordination of Mezzanine Loan and Mezzanine Loan Documents.

(a)        Each Mezzanine Lender hereby subordinates and makes junior the Mezzanine Loan held by such Mezzanine Lender, the related Mezzanine Loan Documents and the liens and security interests created thereby, and all rights, remedies, terms and covenants contained therein to (i) the Senior Loan, and in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan (ii) the liens and security interests created by the Senior Loan Documents, and in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents and (iii) all of the terms, covenants, conditions, rights and remedies contained in the Senior Loan Documents, and in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents and no amendments or modifications to the Senior Loan Documents or, in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents, or waivers of any provisions thereof shall affect the subordination thereof as set forth in this Section 8(a); provided, however, that neither the Senior Mezzanine Loan nor the Junior Mezzanine Loan shall be subordinate to any modification of amendment that is prohibited pursuant to Section 7 hereof. Each Mezzanine Lender hereby acknowledges and agrees that its respective Mezzanine Loan is not secured by a lien on the Premises or any of the other collateral securing the Senior Loan or any other assets of the Borrower.

(b)        Subject to Section 8(c), every document and instrument included within the Mezzanine Loan Documents shall be subject and subordinate to each and every document and instrument included within the Senior Loan Documents, and in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents and all extensions, modifications, consolidations, supplements, amendments, replacements and restatements of and/or to the Senior Loan Documents, and in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents.

(c)        This Agreement shall not be construed as subordinating and shall not subordinate or impair a Mezzanine Lender’s first lien priority right, estate and interest in and to the Separate Collateral relating solely to the Mezzanine Loan that is held by such Mezzanine Lender, and Senior Lender and each Mezzanine Lender hereby acknowledge and agree that they not have and shall not hereafter acquire, any lien on, or any other interest whatsoever in, such Separate Collateral, or any part thereof, and that the exercise of remedies and realization upon such Separate Collateral by such Mezzanine Lender or a Loan Pledgee in accordance with the terms and provisions of this Agreement shall not in and of itself constitute a default or an Event of Default under the Senior Loan Documents, or in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents.

Section 9.        Payment Subordination.

(a)        Subject to Section 9(b), except (i) as otherwise expressly provided in this Agreement and (ii) in connection with the exercise by a Mezzanine Lender of its rights and remedies with respect to its Separate Collateral in accordance with the terms of this Agreement, (A) all of each Mezzanine Lender’s rights to payment of the Mezzanine Loan held by such Mezzanine Lender and the obligations evidenced by the related Mezzanine Loan Documents are hereby subordinated to all of Senior Lender’s rights to payment by Borrower of the Senior Loan and the obligations secured by the Senior Loan Documents (except for obligations resulting from amendments or modifications to the Senior Loan Documents prohibited pursuant to Section 7 hereof), and neither Mezzanine Lender shall accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding proceeds received from a bona fide third party in connection with an Equity Collateral Enforcement Action, which proceeds may be retained by such Mezzanine Lender) from Borrower and/or from the Premises prior to the date that all obligations of Borrower to Senior Lender under the Senior Loan Documents are paid; and (B) all of Junior Mezzanine Lender’s rights to payment of the Junior Mezzanine Loan and the obligations evidenced by the Junior Mezzanine Loan Documents are hereby subordinated to all of the rights of the Senior Mezzanine Lender to payment by the Senior Mezzanine Borrower of the Senior Mezzanine Loan and the obligations secured by the Senior Mezzanine Loan Documents (except for obligations resulting from amendments or modifications to the Senior Mezzanine Loan Documents prohibited pursuant to Section 7 hereof), and Junior Mezzanine Lender shall not (1) accept or receive payments (including, without limitation, whether in cash or other property and whether received directly, indirectly or by set-off, counterclaim or otherwise, but excluding proceeds received from a bona fide third party in connection with an Equity Collateral Enforcement Action, which proceeds may be retained by such Mezzanine Lender) from Borrower, the Premises or the Senior Mezzanine Borrower; and/or (2) receive proceeds from items identified in clauses (i) or (ii) of the definition of Separate Collateral (but excluding proceeds received from a bona fide third party in connection with an Equity Collateral Enforcement Action, which proceeds may be retained by such Mezzanine Lender) securing or guaranteeing the Senior Mezzanine Loan prior to the date that all obligations of the Senior Mezzanine Borrower to the Senior Mezzanine Lender under the Senior Mezzanine Loan Documents are paid.

(b)        If a Proceeding shall have occurred or a Continuing Senior Loan Event of Default shall have occurred and be continuing, after giving effect to Mezzanine Lenders’ cure and purchase rights pursuant to Sections 11 and 13 below, Senior Lender shall be entitled to receive payment and performance in full of all amounts due or to become due to Senior Lender before either Mezzanine Lender is entitled to receive any payment on account of their respective Mezzanine Loans. Notwithstanding the foregoing, Senior Lender acknowledges and agrees that Mezzanine Lender shall be entitled to receive and collect any amounts in respect of the Separate Collateral that is not the Equity Collateral (including, without limitation, scheduled debt service and any amounts due to Mezzanine Lender under the Assignment of Interest Rate Cap). If a Proceeding shall have occurred and has not been dismissed or a Continuing Senior Mezzanine Loan Event of Default shall have occurred and is continuing, after giving effect to Junior Mezzanine Lender’s cure and purchase rights pursuant to Sections 11 and 13 below, except as otherwise provided herein, the Senior Mezzanine Lender shall be entitled to receive payment and performance in full of all amounts due or to become due under the Senior Mezzanine Loan Documents before Junior Mezzanine Lender is entitled to receive any payment on account of the Junior Mezzanine Loan, other than with respect to proceeds from Separate Collateral. All payments or distributions upon or with respect to a Mezzanine Loan which are received a Mezzanine Lender contrary to the provisions of this Agreement shall be received and held in trust by such Mezzanine Lender for the benefit of Senior Lender and shall be paid over to Senior Lender, and in the case of such payments or distributions received by the Junior Mezzanine Lender, to the Senior Mezzanine Lender, in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or performance, first, of the Senior Loan in accordance with the terms of the Senior Loan Documents and then, in the case of such payments or distributions received by the Junior Mezzanine Lender, the Senior Mezzanine Loan in accordance with the terms of the Senior Mezzanine Loan Documents. Nothing contained herein shall prohibit a Mezzanine Lender from making Protective Advances (and adding the amount thereof to the principal balance of its respective Mezzanine Loan) notwithstanding the existence of a default under the Senior Loan or the Senior Mezzanine Loan at such time or exercising any of its rights or remedies under the related Assignment of Interest Rate Cap Agreement.

(c)        Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, Section 9(a) and (b), (i) provided that if after giving effect to each Mezzanine Lender’s cure and purchase rights pursuant to Sections 11 and 13, no Event of Default shall then exist under the Senior Loan Documents or, in the case of the Junior Mezzanine Loan, no Event of Default shall then exist under the Senior Mezzanine Loan Documents, a Mezzanine Lender may accept payments of any amounts (both current and delinquent) due and payable from time to time which the applicable Mezzanine Borrower is obligated to pay such Mezzanine Lender in accordance with the terms and conditions of the applicable Mezzanine Loan Documents and such Mezzanine Lender shall have no obligation to pay over any such amounts to Senior Lender or, in the case of Junior Mezzanine Lender, the Senior Mezzanine Lender. So long as after giving effect to each Mezzanine Lender’s cure rights pursuant to Section 11, no Event of Default shall then exist under the Senior Loan Documents or, in the case of the Junior Mezzanine Loan, no Event of Default shall then exist under the Senior Mezzanine Loan Documents, a Mezzanine Lender may collect and receive any amounts in respect of its Separate Collateral that is not the Equity Collateral (including, without limitation, any amounts due to a Mezzanine Lender under the related Assignment of Interest Rate Cap Agreement). Nothing contained herein shall be deemed to prohibit a Mezzanine Lender from accepting payments from the applicable Mezzanine Borrower or any of its Affiliates (other than Borrower) to the extent that such payments are sourced from such Mezzanine Borrower’s or such Affiliate’s own funds and are not directly or indirectly derived from any of the Premises, any other collateral for the Senior Loan or, in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan or any Proceeds thereof (it being understood and agreed that such Mezzanine Borrower shall in any event be entitled to retain funds sourced or derived from any of the Premises to the extent the same have previously been distributed to such Mezzanine Borrower provided such distribution was not in violation of the Senior Loan Documents or, in the case of the Junior Mezzanine Loan, the Senior Mezzanine Loan Documents or this Agreement).

(d)        A Mezzanine Lender may take any Equity Collateral Enforcement Action which is permitted under Section 5 hereof; provided, however, that (i) such Mezzanine Lender shall, prior to commencing any Equity Collateral Enforcement Action, give the Senior Lender and, in the case of the Junior Mezzanine Lender, the Senior Mezzanine Lender, written notice of the default which would permit such Mezzanine Lender to commence such Equity Collateral Enforcement Action and (ii) such Mezzanine Lender shall provide Senior Lender and, in the case of the Junior Mezzanine Lender, the Senior Mezzanine Lender, with copies of any and all material notices, pleadings, agreements, motions and briefs served upon, delivered to or with any party to any Equity Collateral Enforcement Action and otherwise keep Senior Lender and, in the case of the Junior Mezzanine Lender, the Senior Mezzanine Lender reasonably apprised as to the status of any Equity Collateral Enforcement Action.

(e)        In the event of a casualty to the buildings or improvements constructed on any portion of the Premises or a condemnation or taking under a power of eminent domain of all or any portion of the Premises, Senior Lender shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event (the “Award”). If the amount of the Award is in excess of all amounts owed to Senior Lender under the Senior Loan Documents, however, and either the Senior Loan has been paid in full or Borrower is entitled to a remittance of same under the Senior Loan Documents other than to restore the Premises, such excess Award or portion to be so remitted to Borrower shall, to the extent not prohibited by, the Senior Loan Documents, be distributed to the Mezzanine Lenders for further application in accordance with the terms of each of the Mezzanine Loan Agreements (i) first, to or at the direction of Senior Mezzanine Lender until the Senior Mezzanine Loan has been paid in full, (ii) second, to or at the direction of the Junior Mezzanine Lender until the Junior Mezzanine Loan has been paid in full and (iii) third, to Borrower, unless other Persons have claimed the right to such awards or proceeds, in which case Senior Lender shall only be required to provide notice to each Mezzanine Lender of such excess Award and of any other claims thereto. In the event of any competing claims for any such excess Award, Senior Lender shall continue to hold such excess Award until Senior Lender receives an agreement signed by all Persons making a claim to the excess Award or a final order of a court of competent jurisdiction directing Senior Lender as to how and to which Person(s) the excess Award is to be distributed. Notwithstanding the foregoing, in the event of a casualty or condemnation, Senior Lender shall release the Award from any such event to the Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the Premises in accordance with the terms and provisions of the Senior Loan Documents. Any portion of the Award made available to the Borrower for the repair or restoration of the Premises shall not be subject to attachment by either Mezzanine Lender, but this sentence is not intended to otherwise affect the lien, if any, that each Mezzanine Lender may have on any proceeds distributed to the applicable Mezzanine Borrower in accordance herewith. Senior Lender shall promptly notify each Mezzanine Lender of any requests by the Borrower for a release of any portion of an Award, and provide each Mezzanine Lender with any documentation delivered by Borrower to Senior Lender with respect to any such request (provided that in no event shall failure by Senior Lender to provide such notice or documentation to each Mezzanine Lender constitute a default hereunder).

Section 10.        Rights of Subrogation; Bankruptcy.

(a)        Each Mezzanine Lender and Senior Lender hereby waives any requirement for marshaling of assets thereby in connection with any foreclosure of any security interest or any other realization upon collateral in respect of the Senior Loan Documents or the Mezzanine Loan Documents, as applicable, or any exercise of any rights of set-off or otherwise. Each Mezzanine Lender and Senior Lender assumes all responsibility for keeping itself informed as to the condition (financial or otherwise) of Borrower, each Mezzanine Borrower, the condition of the Premises and all other collateral and other circumstances and, except for notices expressly required by this Agreement, neither Senior Lender nor Mezzanine Lender shall have any duty whatsoever to obtain, advise or deliver information or documents to the other relative to such condition, business, assets and/or operations. Each Mezzanine Lender agrees that Senior Lender owes no fiduciary duty to Mezzanine Lenders in connection with the administration of the Senior Loan and the Senior Loan Documents and each Mezzanine Lender agrees not to assert any such claim. Senior Lender agrees that neither Mezzanine Lender owes a fiduciary duty to Senior Lender in connection with the administration of their respective Mezzanine Loans and the Mezzanine Loan Documents and Senior Lender agrees not to assert any such claim.

(b)        No payment or distribution to Senior Lender pursuant to the provisions of this Agreement and no Protective Advance by a Mezzanine Lender shall entitle such Mezzanine Lender to exercise any right of subrogation in respect thereof prior to the payment in full of the Senior Loan Liabilities, and each Mezzanine Lender agrees that, except with respect to the enforcement of its remedies under the Mezzanine Loan Documents related to the Mezzanine Loan held by such Mezzanine Lender permitted hereunder, prior to the satisfaction of all Senior Loan Liabilities it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises or any other collateral now securing the Senior Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, any of the Senior Loan Documents or the liens, rights, estates and interests created thereby. No payment or distribution to Senior Mezzanine Lender pursuant to the provisions of this Agreement and no Protective Advance by Junior Mezzanine Lender shall entitle Junior Mezzanine Lender to exercise any right of subrogation in respect thereof prior to the payment in full of the Senior Mezzanine Loan Liabilities, and Junior Mezzanine Lender agrees that, except with respect to the enforcement of its remedies under the Junior Mezzanine Loan Documents permitted hereunder, prior to the satisfaction of all Senior Mezzanine Loan Liabilities, it shall not acquire, by subrogation or otherwise, any lien, estate, right or other interest in any portion of the Premises, the Separate Collateral of the Senior Mezzanine Lender or any other collateral now securing the Senior Loan or the Senior Mezzanine Loan or the proceeds therefrom that is or may be prior to, or of equal priority to, the Senior Mezzanine Loan Documents or the Senior Loan Documents or the liens, rights, estates and interests created thereby.

(c)        Bankruptcy.

    (i)        Subject to Section 30 of this Agreement, the provisions of this Agreement shall be applicable both before and after the commencement, whether voluntary or involuntary, of any case, proceeding or other action against Borrower or any SPE Constituent Entity under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors (a “Proceeding”). For as long as the Senior Loan and either or both Mezzanine Loans shall remain outstanding, neither Mezzanine Lender shall solicit any person or entity to direct or cause Senior Mezzanine Borrower or Junior Mezzanine Borrower to direct or cause either the Borrower or any entity which controls Borrower (the “Borrower Group”) to: (i) commence any

Proceeding; (ii) institute proceedings to have Borrower or any SPE Constituent Entity adjudicated a bankrupt or insolvent; (iii) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against Borrower or any SPE Constituent Entity; (iv) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of Borrower or any SPE Constituent Entity; (v) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for Borrower or any SPE Constituent Entity, the Premises (or any portion thereof) or any other collateral securing the Senior Loan (or any portion thereof); (vi) make an assignment for the benefit of any creditor of Borrower or any SPE Constituent Entity; (vii) seek to consolidate the Premises or any other assets of the Borrower or any SPE Constituent Entity with the assets of the Mezzanine Borrower or any member of the Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; or (viii) take any action in furtherance of any of the foregoing.

    (ii)        If a Mezzanine Lender is deemed to be a creditor of Borrower or any SPE Constituent Entity in any Proceeding (i) each Mezzanine Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against the Borrower or any SPE Constituent Entity without the prior consent of Senior Lender, except to the extent necessary to preserve or realize upon such Mezzanine Lender’s interest in the Equity Collateral; provided, however, that any such filing shall not be as a creditor of the Borrower, (ii) Senior Lender may vote in any such Proceeding any and all claims of such Mezzanine Lender, and each Mezzanine Lender hereby appoints the Senior Lender as its agent, and grants to the Senior Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to such Mezzanine Lender in connection with any case by or against the Borrower or any SPE Constituent Entity in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code; provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, Senior Lender may vote on behalf of such Mezzanine Lender only if the proposed plan would result in Senior Lender being “impaired” (as such term is defined in the United States Bankruptcy Code) and (iii) neither Mezzanine Lender shall challenge the validity or amount of any claim submitted in such Proceeding by Senior Lender in good faith or any valuations of the Premises or other Senior Loan collateral submitted by Senior Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to Senior Lender’s enforcement of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code). Senior Lender shall not have the rights provided in this clause (d) if Senior Lender is an Affiliate of Borrower or either Mezzanine Borrower.

    (iii)        For as long as the Senior Mezzanine Loan shall remain outstanding and is not held by the same parties comprising the Junior Mezzanine Lender, Junior Mezzanine Lender shall not, and shall not solicit any person or entity to, and shall not direct or cause Junior Mezzanine Borrower or other SPE Constituent Entity under the Junior Mezzanine Loan to direct or cause the Junior Mezzanine Borrower or other SPE Constituent Entity or any entity which controls the Junior Mezzanine Borrower or other SPE Constituent Entity (as applicable, the “Junior Mezzanine Borrower Group”) to: (A) commence any Proceeding against the Senior Mezzanine Borrower or other SPE Constituent Entity; (B) institute proceedings to have the Senior Mezzanine Borrower or other SPE Constituent Entity adjudicated a bankrupt or insolvent; (C) consent to, or acquiesce in, the institution of bankruptcy or insolvency proceedings against the Senior Mezzanine Borrower or other SPE Constituent Entity; (E) file a petition or consent to the filing of a petition seeking reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief by or on behalf of the Senior Mezzanine Borrower or other SPE Constituent Entity; (F) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Senior Mezzanine Borrower or other SPE Constituent Entity, Separate Collateral for the Senior Mezzanine Loan (or any portion thereof) or any other collateral securing the Senior Mezzanine Loan (or any portion thereof); (G) make an assignment for the benefit of any creditor of the Senior Mezzanine Borrower or other SPE Constituent Entity; (H) seek to consolidate the Separate Collateral for the Senior Mezzanine Loan (or any portion thereof) or any other assets of the Senior Mezzanine Borrower or other SPE Constituent Entity with the assets of the Junior Mezzanine Borrower, any other SPE Constituent Entity, or any member of the Junior Mezzanine Borrower Group in any proceeding relating to bankruptcy, insolvency, reorganization or relief of debtors; or (I) take any action in furtherance of any of the foregoing. The terms and provisions of this subclause (iii) apply to Junior Mezzanine Lender solely in its capacity as a Mezzanine Lender.

(iv)        In the event that Junior Mezzanine Lender is deemed to be a creditor of Senior Mezzanine Borrower or other SPE Constituent Entity in any Proceeding: (A) Junior Mezzanine Lender hereby agrees that it shall not make any election, give any consent, commence any action or file any motion, claim, obligation, notice or application or take any other action in any Proceeding by or against Senior Mezzanine Borrower or other SPE Constituent Entity without the prior consent of the Senior Mezzanine Lender, except to the extent necessary to preserve or realize upon its interest in the Equity Collateral; provided, however, that any such filing shall not be as a creditor of the Senior Mezzanine Borrower or other SPE Constituent Entity unless necessary to permit the filing; (B) the Senior Mezzanine Lender may vote in any such Proceeding any and all claims of Junior Mezzanine Lender, and Junior Mezzanine Lender hereby appoints the Senior Mezzanine Lender as its agent, and grants to Senior Mezzanine Lender an irrevocable power of attorney coupled with an interest, and its proxy, for the purpose of exercising any and all rights and taking any and all actions available to the Senior Mezzanine Lender in connection with any case by or against the Senior Mezzanine Borrower or other SPE Constituent Entity in any Proceeding, including without limitation, the right to file and/or prosecute any claims, to vote to accept or reject a plan, to make any election under Section 1111(b) of the Bankruptcy Code, provided, however, that with respect to any proposed plan of reorganization in respect of which creditors are voting, the Senior Mezzanine Lender may vote on behalf of Junior Mezzanine Lender only if the proposed plan would result in Senior Mezzanine Lender being “impaired” (as such term is defined in the United States Bankruptcy Code); and (C) Junior Mezzanine Lender shall not challenge the validity or amount of any claim submitted in such Proceeding by Senior Mezzanine Lender in good faith or any valuations of the Separate

Collateral for the Senior Mezzanine Loan or other collateral for the Senior Mezzanine Loan submitted by Senior Mezzanine Lender in good faith, in such Proceeding or take any other action in such Proceeding, which is adverse to enforcement by Senior Mezzanine Lender of its claim or receipt of adequate protection (as that term is defined in the Bankruptcy Code). Junior Mezzanine Lender shall not have the rights provided in this subclause (iv) if Junior Mezzanine Lender is an Affiliate of the Senior Borrower or either Mezzanine Borrower.

Section 11.        Rights of Cure.

(a)        Prior to Senior Lender commencing any Enforcement Action under the Senior Loan Documents, Senior Lender shall provide written notice of the default which would permit the Senior Lender to commence such Enforcement Action to Mezzanine Lender and any Loan Pledgee entitled to notice thereof pursuant to Section 15 of this Agreement, whether or not Senior Lender is obligated to give notice thereof to Borrower (each, a “Senior Loan Default Notice”) and shall permit Mezzanine Lender and Loan Pledgee an opportunity to cure such default in accordance with the provisions of this Section 11(a).

(b)        Senior Loan Monetary Cure Period.  If the default is a monetary default relating to a liquidated sum of money, each Mezzanine Lender shall have until seven (7) Business Days after the later of (i) receipt or deemed receipt from Senior Lender of the Senior Loan Default Notice and (ii) the expiration of the Borrower’s cure period provided for in the Senior Loan Documents, if any (a “Monetary Cure Period”) to cure such monetary default. If more than one Mezzanine Lender tenders a cure of a monetary default to Senior Lender during the Monetary Cure Period, Senior Lender shall accept such cure from the most subordinate Mezzanine Lender and shall return the cure payment received from the Senior Mezzanine Lender. In the event a Mezzanine Lender elects to cure any such monetary default, such Mezzanine Lender shall reimburse the Senior Lender for any interest charged by Senior Lender on any required (pursuant to an applicable pooling and servicing agreement) advances for monthly payments of principal and/or interest on the Senior Loan and/or on any Protective Advances. Mezzanine Lenders shall not have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on the Senior Loan for a period of more than six consecutive months unless the Mezzanine Lender making such cure payments has commenced and is continuing to diligently pursue its rights against the Equity Collateral. Notwithstanding the foregoing, if a Mezzanine Lender elects to pursue each such cure of defaults involving monthly scheduled debt service payments set forth above and thereafter either fails to make the required cure payments or fails to diligently pursue its rights against such Mezzanine Lender’s Equity Collateral, then notwithstanding the earlier election of the remaining Mezzanine Lender not to cure the defaults involving monthly scheduled debt service payments, such other Mezzanine Lender shall be entitled to succeed to all such cure rights, upon written notice to Senior Lender, so long as such other Mezzanine Lender promptly commences and thereafter diligently pursues its rights against its Equity Collateral and otherwise satisfies the provisions of this Section 12(b). The Mezzanine Lenders shall not be required, in order to effect a cure hereunder (other than the cure by a Mezzanine Lender of a default in the payment of the Senior Loan in full on the maturity date thereof or the reimbursement of interest on advances for monthly payment of principal and/or interest and/or on any Protective Advances, as aforesaid), to pay any interest calculated at the default rate under the Senior Loan Documents to the extent the same is in excess of the rate of interest which would have been payable by the Borrower in the absence of such default (and irrespective of any cure of such default by a Mezzanine Lender pursuant to the provisions of this Agreement) or to have such interest accrue at the default rate as against the Mezzanine Lenders for such period, nor shall the Mezzanine Lenders be required, in order to effect a cure hereunder, to pay any late fee required under the Senior Loan Agreement.

(c)        Senior Loan Non-Monetary Cure Period.  If the default is of a non-monetary nature:

(i)         Junior Mezzanine Lender shall have 20 Business Days from the later of (A) the receipt by it from Senior Lender of a Senior Loan Default Notice and (B) the expiration of any applicable cure period provided to Borrower for such default under the Senior Loan Documents, to commence an Equity Collateral Enforcement Action or cure such non-monetary default;

(ii)        if Junior Mezzanine Lender does not exercise such cure rights, then Senior Mezzanine Lender shall have until 10 Business Days after the receipt by Senior Mezzanine Lender from Senior Lender of a notice that Junior Mezzanine Lender failed to exercise the right to cure the default specified in a Senior Loan Default Notice, to commence an Equity Collateral Enforcement Action or, if such non-monetary default is susceptible of cure, to cure such non-monetary default.

(d)        Each of the foregoing time periods for each Mezzanine Lender, an “Initial Non-Monetary Cure Period”. Notwithstanding the applicable Initial Non-Monetary Cure Period with respect to each Mezzanine Lender, if a non-monetary default identified in a Senior Loan Default Notice is (x) susceptible of cure but cannot reasonably be cured within the applicable Non-Monetary Cure Period and curative action (including, without limitation, an Equity Collateral Enforcement Action) was promptly commenced and is being continuously and diligently pursued by a Mezzanine Lender or (y) not susceptible to cure, but an Equity Collateral Enforcement Action was commenced within the applicable Initial Non-Monetary Cure Period and is being continuously and diligently pursued by a Mezzanine Lender, then such Mezzanine Lender shall be given an additional period of time as is reasonably necessary for such Mezzanine Lender in the exercise of due diligence to cure such non-monetary default (or complete such Equity Collateral Enforcement Action, as applicable) for so long as (i) such Mezzanine Lender makes or causes to be made timely payment of Borrower’s regularly scheduled monthly principal and/or interest payments under the Senior Loan and any other amounts then due and payable under the Senior Loan Documents (and, if the curing Mezzanine Lender is Junior Mezzanine Lender, the regularly scheduled monthly principal and/or interest payments under the Senior Mezzanine Loan and any other amounts due under the Senior Mezzanine Loan Documents, (ii) such default is not caused by a bankruptcy, insolvency or assignment for the benefit of creditors of Borrower (and, if the curing Mezzanine Lender is Junior Mezzanine Lender, a bankruptcy, insolvency or assignment for the benefit of creditors of Senior Mezzanine Borrower), and (iii) during such non-monetary cure period, there is no material impairment to the value, use or operation of the Premises. Any additional cure period granted to any such Mezzanine Lender hereunder shall automatically terminate upon the bankruptcy (or similar insolvency) of the Borrower (and, if the curing Mezzanine Lender is Junior Mezzanine Lender, upon the bankruptcy (or similar insolvency) of the Senior Mezzanine Borrower).

(e)        Mezzanine Loan Default Notice.  Prior to accelerating a Mezzanine Loan or commencing any Equity Collateral Enforcement Action by reason of a default under the applicable Mezzanine Loan Documents, the Mezzanine Lender holding the Mezzanine Loan that is subject to such default shall provide written notice of the default which would permit such Mezzanine Lender to accelerate the applicable Mezzanine Loan or commence an Equity Collateral Enforcement Action to (i) any Loan Pledgees entitled to notice thereof pursuant to Section 15 of this Agreement and (ii) in the case of the Senior Mezzanine Lender, the Junior Mezzanine Lender, in each case, whether or not such Mezzanine Lender is obligated to give notice thereof to the Mezzanine Borrower under such Mezzanine Loan (each, a “Mezzanine Loan Default Notice”) and shall provide any such Loan Pledgees (and in the case of Senior Mezzanine Lender, Junior Mezzanine Lender) notice of the failure of any Mezzanine Lender or such Loan Pledgee to exercise the cure rights provided in Section 11(f) or (g). Except in connection with the Senior Mezzanine Borrower’s failure to repay the Senior Mezzanine Loan in full on the maturity date thereof, the Senior Mezzanine Lender shall permit the Junior Mezzanine Lender an opportunity to cure an Event of Default under the Senior Mezzanine Loan Documents in accordance with the provisions of this Section 11. In the event the Senior Mezzanine Borrower fails to repay the Senior Mezzanine Loan in full on the maturity date thereof, the Junior Mezzanine Lender shall have the right to purchase the Senior Mezzanine Loan pursuant to the terms, and subject to the conditions, provided in Section 13(b). Prior to or concurrently with undertaking any curative action with respect to a Mezzanine Loan, a Mezzanine Lender shall provide the other Mezzanine Lender with written notice thereof. The Senior Mezzanine Lender shall keep the Junior Mezzanine Lender reasonably apprised as to the status of any Equity Collateral Enforcement Action.

(f)        Mezzanine Loan Monetary Cure Period.  If the default identified in the Mezzanine Loan Default Notice is a monetary default relating to a liquidated sum of money, the Junior Mezzanine Lender shall have until seven (7) Business Days after the later of (i) the receipt or deemed receipt from the Senior Mezzanine Lender of the Mezzanine Loan Default Notice and (ii) the expiration of the applicable Senior Mezzanine Borrower’s cure period, if any, for such monetary default provided in the Senior Mezzanine Loan Documents, to cure such monetary default (the “Mezzanine Loan Monetary Cure Period”). In the event that the Junior Mezzanine Lender elects to cure a monetary default under the Senior Mezzanine Loan, the Junior Mezzanine Lender shall reimburse the Senior Mezzanine Lender for any interest charged by the Senior Mezzanine Lender on any required (pursuant to an applicable pooling and servicing agreement) advances for monthly payments of principal and/or interest on the Senior Mezzanine Loan and/or on any Protective Advances. Junior Mezzanine Lender shall not have the right to cure as hereinabove set forth with respect to monthly scheduled debt service payments on the Senior Mezzanine Loan for a period of more than six (6) consecutive months unless the Junior Mezzanine Lender has commenced and is continuing to diligently pursue its rights against its Equity Collateral. Junior Mezzanine Lender shall not be required, in order to effect a cure hereunder (other than the cure by the Junior Mezzanine Lender of a default in the payment of the Senior Mezzanine Loan in full on the maturity date thereof or the reimbursement of interest on advances for monthly payment of principal and/or interest and/or on any Protective Advances, as aforesaid), to pay any interest calculated at the default rate under the Senior Mezzanine Loan Documents to the extent the same is in excess of the rate of interest which would have been payable by the Senior Mezzanine Borrower in the absence of such default (and irrespective of any cure of such default by the Junior Mezzanine Lender pursuant to the provisions of this

Agreement) or to have such interest accrue at the default rate as against the Junior Mezzanine Lender for such period, nor shall the Junior Mezzanine Lender be required, in order to effect a cure hereunder, to pay any late fee required under the Senior Mezzanine Loan Agreement.

(g)        Mezzanine Loan Non-Monetary Cure Period.  If the default identified in the Mezzanine Loan Default Notice is of a non-monetary nature, the Junior Mezzanine Lender shall have twenty (20) Business Days from the later of (i) the receipt by it from Senior Mezzanine Lender of a Mezzanine Loan Default Notice and (ii) the expiration of any applicable cure period provided to Senior Mezzanine Borrower, if any, for such non-monetary default provided in the Senior Mezzanine Loan Documents, to cure such non-monetary default (such period, the “Mezzanine Loan Non-Monetary Cure Period”); provided that if such non-monetary default is susceptible of cure but cannot reasonably be cured within the applicable Mezzanine Loan Non-Monetary Cure Period and Junior Mezzanine Lender promptly commenced (including, without limitation, an Equity Collateral Enforcement Action) and is diligently pursuing curative action, Junior Mezzanine Lender shall be given an additional period of time as is reasonably necessary for Junior Mezzanine Lender in the exercise of due diligence to cure such non-monetary default for so long as (A) such Junior Mezzanine Lender makes or causes to be made timely payment of the Senior Mezzanine Borrower’s regularly scheduled monthly principal and/or interest payments under Senior Mezzanine Loan and any other amounts then due and payable under the Senior Mezzanine Loan Documents, (B) such default is not caused by a bankruptcy, insolvency or assignment for the benefit of creditors of the Senior Mezzanine Borrower, and (C) during such Mezzanine Loan Non-Monetary Cure Period, there is no material impairment to the value, use or operation of the Equity Collateral. If Junior Mezzanine Lender has commenced exercising any such cure right during a Mezzanine Loan Non-Monetary Cure Period and elects not to proceed with such cure, it shall promptly notify the Senior Mezzanine Lender, and Senior Mezzanine Lender shall be deemed in compliance with the terms hereof if it commences curing such event within five (5) Business days following receipt of written notice of such election not to proceed with such cure by the Junior Mezzanine Lender pursuant to this Section 11(g) and otherwise complies with the provision of the immediately preceding sentence. Any additional cure period granted hereunder to Junior Mezzanine Lender electing to cure the non-monetary default shall automatically terminate upon the bankruptcy (or similar insolvency) of Borrower or Senior Mezzanine Borrower. In the event that the Senior Loan and the Senior Mezzanine Loan are concurrently in default, Junior Mezzanine Lender shall have no right to exercise its cure rights with respect to the Senior Mezzanine Loan under this Section 11(g) unless it is simultaneously exercising it cure rights with respect to the Senior Loan under Sections 11(b), (c) or (d) (to the extent that Junior Mezzanine Lender is permitted to exercise such cure rights under Sections 11(b), (c) or (d)).

(h)        Qualified Transferees.  To the extent that any Qualified Transferee acquires the Equity Collateral in accordance with the provisions and conditions of this Agreement, such Qualified Transferee shall acquire the same subject to the Senior Loan and the Senior Mezzanine Loan, in the case of the equity interests in Senior Mezzanine Borrower pledged pursuant to the Junior Mezzanine Loan Agreement, the terms, conditions and provisions of the Senior Loan Documents and the Senior Mezzanine Loan Documents, as applicable, for the balance of the term thereof, which shall not be accelerated by Senior Lender or Senior Mezzanine Lender, as applicable, solely due to such acquisition and shall remain in full force and effect; provided, however, that (i) such Qualified Transferee shall have caused the Borrower or the Senior Mezzanine Borrower, as the case may be, to reaffirm in writing, subject to such exculpatory provisions as shall be set forth in the Senior Loan Documents or Senior Mezzanine Loan Documents, as applicable, all of the terms, conditions and provisions of the Senior Loan Documents or the Senior Mezzanine Loan Documents, as applicable, on the Borrower’s or Senior Mezzanine Borrower’s part, respectively, to be performed and (ii) all defaults under the Senior Loan or the Senior Mezzanine Loan, as applicable, which remain uncured as of the date of such acquisition have been cured or are in the process of being cured within permitted cure periods by such Qualified Transferee or waived by Senior Lender or Senior Mezzanine Lender, as applicable, except for defaults that are not susceptible of being cured by such Qualified Transferee; provided, that such defaults which are not susceptible of being cured do not materially impair the value, use or operation of the Premises or the Equity Collateral, as applicable. Notwithstanding any contrary or inconsistent provision of this Agreement, the Senior Loan Documents or the Mezzanine Loan Documents, no acquisition or other fee or similar charge shall be due in connection with such Qualified Transferee’s acquisition of any interest in Borrower, any Mezzanine Borrower or the Premises as the result of an Equity Collateral Enforcement Action or assignment in lieu of foreclosure or other negotiated settlement in lieu of any of the foregoing.

(i)         No Senior Loan Event of Default.  So long as no Event of Default shall have occurred and be continuing under the Senior Loan Documents, all funds held and applied pursuant to the Senior Loan Cash Management Agreement, shall continue to be applied pursuant thereto and shall not be applied by Senior Lender to prepay the outstanding principal balance of the Senior Loan.

Section 12.        No Actions; Restrictive Provisions.  Senior Lender and each Mezzanine Lender consents to each Mezzanine Lender’s right, pursuant to the applicable Mezzanine Loan Documents, under certain circumstances, to cause the termination of the Property Manager. In the event Senior Lender and one or more of the Mezzanine Lenders shall have such rights at any time, and Senior Lender shall fail to exercise such rights, either Mezzanine Lender may exercise such rights, provided such exercise may be superseded by any subsequent exercise of such rights by Senior Lender pursuant to the Senior Loan Documents. Upon the occurrence of any event which would entitle a Mezzanine Lender to cause the termination of the Property Manager pursuant to the Mezzanine Loan Documents, such Mezzanine Lender shall have the right to select, or cause the selection, of a replacement property manager (including any asset manager) or leasing agent for the Premises, which replacement manager, asset manager and/or leasing agent shall either (a) be subject to Senior Lender’s and, in the case of a replacement by Junior Mezzanine Lender, Senior Mezzanine Lender’s reasonable approval and, if any Certificates are then outstanding, be subject to a Rating Agency Confirmation or (b) be a Qualified Manager. Notwithstanding anything in this Section 12(a) to the contrary, if an Event of Default under the Senior Loan then exists or any other event shall have occurred pursuant to which Senior Lender has the right to select any replacement manager, asset manager and/or leasing agent pursuant to the Senior Loan Documents, Senior Lender shall have the sole right to select any replacement manager, asset manager and/or leasing agent, whether or not a new manager or agent was retained by a Mezzanine Lender, provided, with respect to any Property Manager, such Property Manager is a Qualified Manager.

Section 13.        Right to Purchase Senior Loan.

(a)        If the Senior Loan has been accelerated, any Enforcement Action has been commenced and is continuing under the Senior Loan Documents or, in the event the Senior Loan or any interest therein is included in a Securitization, the Senior Loan is a “specially serviced mortgage loan” under the applicable pooling and servicing agreement or similar agreement, or a Mezzanine Lender has cured one or more defaults on the part of Borrower under the Senior Loan Documents pursuant to Section 11 hereof and, but for such cure, the Senior Loan would be a “specially serviced mortgage loan” under the applicable pooling and servicing agreement or similar agreement (each of the foregoing, a “Purchase Option Event”), Senior Lender shall provide the Mezzanine Lenders prompt written notice of the Purchase Option Event together with an itemization of all costs incurred to date by Senior Lender that would constitute part of the Loan Purchase Price and, upon ten (10) Business Days prior written notice to Senior Lender and the Mezzanine Lenders (the “Purchase Notice”), each Mezzanine Lender shall have the right to purchase, in whole but not in part, the Senior Loan for a price equal to the outstanding principal balance thereof, together with (but without duplication) all accrued interest and other amounts due thereon (including, without limitation, any advances and post-petition interest but excluding any prepayment, yield maintenance or exit fees, late charges and default interest; and including any special servicing and/or liquidation fees payable to any special servicer for any securitization trust holding any portion of the Senior Loan unless a Mezzanine Lender purchases the Senior Loan within sixty (60) days of Senior Lender’s notice to the Mezzanine Lenders of a Purchase Option Event, in which case such special servicing and/or liquidation fees shall be excluded), any Protective Advances made by Senior Lender, any interest charged by Senior Lender on any advances for monthly payments of principal and/or interest on the Senior Loan (without duplication of any cure payments made by a Mezzanine Lender to Senior Lender)

and/or on any Protective Advances, including all costs and expenses (including reasonable legal fees and expenses) actually incurred by Senior Lender in enforcing the terms of the Loan Documents (the “Loan Purchase Price”). In the event that more than one Mezzanine Lender elects to purchase the Senior Loan pursuant to this Section 13(a), the most subordinate Mezzanine Lender shall have the right to so purchase the Senior Loan, provided that, Junior Mezzanine Lender shall also be required to concurrently purchase the Senior Mezzanine Loan from the Senior Mezzanine Lender for a price equal to the outstanding principal balance thereof, together with (but without duplication) all accrued interest and other amounts thereon (including, without limitation, any advances and post-petition interest but excluding any prepayment, yield maintenance or exit fees, late charges and default interest; and including any special servicing and/or liquidation fees payable to any special servicer for any securitization trust holding any portion of the Senior Mezzanine Loan unless the Junior Mezzanine Lender purchases the Senior Mezzanine Loan within sixty (60) days of Senior Lender’s notice to the Mezzanine Lenders of a Purchase Option Event, in which case such special servicing fees and/or liquidation fees shall be excluded), any Protective Advances made by the Senior Mezzanine Lender, any interest charged by Senior Mezzanine Lender on any advances for monthly payments by Senior Mezzanine Lender of principal and/or interest on the Senior Mezzanine Loan (without duplication of any cure payments made by the Junior Mezzanine Lender to the Senior Mezzanine Lender) and/or on any Protective Advances, including all costs and expenses (including reasonable legal fees and expenses) actually incurred by the Senior Mezzanine Lender in enforcing the terms of the Senior Mezzanine Loan Documents (the “Senior Mezzanine Loan Purchase Price”). Junior Mezzanine Lender may not purchase the Senior Loan without concurrently purchasing the Senior Mezzanine Loan in accordance with the terms of this paragraph. If Junior Mezzanine Lender notifies Senior Lender in a timely manner that it desires to purchase the Senior Loan and the Senior Loan Documents by giving the Purchase Notice, the closing of such acquisition shall occur on the date (the “Closing Date”) designated by the Junior Mezzanine Lender which Closing Date shall occur not later than the earlier of (i) thirty (30) Business Days after the date the Purchase Notice is received by the Senior Lender or (ii) the Business Day preceding the date of any scheduled foreclosure sale under the Senior Loan Documents. Concurrently with payment to Senior Lender of the Loan Purchase Price, Senior Lender shall deliver or cause to be delivered to the Mezzanine Lender exercising the purchase right hereunder all Senior Loan Documents held by or on behalf of Senior Lender and shall execute in favor of such Mezzanine Lender or its designee assignment documentation, in form and substance reasonably acceptable to such Mezzanine Lender, at the sole cost and expense of such Mezzanine Lender, to assign the Senior Loan and its rights under the Senior Loan Documents (without recourse, representations or warranties, except for representations as to (A) the power and authority of Senior Lender to transfer the Senior Loan, (B) the documentation that constitutes the Senior Loan Documents, (C) the outstanding balance of the Senior Loan and the reserves held under the Senior Loan and (D) Senior Lender’s not having assigned or encumbered its rights in the Senior Loan) and transfers all funds in the escrow and reserve accounts established under the Senior Loan Documents. In connection with the exercise of its purchase right hereunder, concurrently with payment to the Senior Mezzanine Lender of the Senior Mezzanine Loan Purchase Price, Senior Mezzanine Lender shall deliver or cause to be delivered to Junior Mezzanine Lender all Senior Mezzanine Loan Documents held by or on behalf of Senior Mezzanine Lender and shall execute in favor of Junior Mezzanine Lender or its designee assignment documentation, in form and substance reasonably acceptable to Junior Mezzanine Lender, at the sole cost and expense of Junior

Mezzanine Lender, to assign the Senior Mezzanine Loan and Senior Mezzanine Lender’s rights under Senior Mezzanine Loan Documents (without recourse, representations or warranties, except for representations as to (A) the power and authority of the Senior Mezzanine Lender to transfer the Senior Mezzanine Loan, (B) the documentation that constitutes the Senior Mezzanine Loan Documents, (C) the outstanding balance of the Senior Mezzanine Loan and the reserves held under the Senior Mezzanine Loan, if any and (D) Senior Mezzanine Lender’s not having assigned or encumbered its rights in the Senior Mezzanine Loan) and transfers all funds in the escrow and reserve accounts, if any, established under the Senior Mezzanine Loan Documents. Following the occurrence of a Purchase Option Event, the Mezzanine Lenders shall keep each other informed as to their intention to exercise any of their respective rights in connection with the Purchase Option Event. The right of each Mezzanine Lender to purchase the Senior Loan shall automatically terminate (ix) upon a transfer of the Premises by foreclosure sale, sale by power of sale or delivery of a deed in lieu of foreclosure, or (y) if a Purchase Option Event ceases to exist (but only with respect to that particular Purchase Option Event); provided, however, that in no event shall either Mezzanine Lender have less than thirty (30) days to deliver a Purchase Notice following notice by Senior Lender to such Mezzanine Lender of the occurrence of a Purchase Option Event, except pursuant to the terms of clause (y) of the immediately preceding sentence. If title to the Premises is transferred to Senior Lender less than seven (7) days after Senior Lender has given notice to the Mezzanine Lenders of its intent to commence a foreclosure proceeding or accept a deed-in-lieu-thereof, each Mezzanine Lender shall have a seven (7) day period (after such transfer to Senior Lender) to deliver the Purchase Notice to Senior Lender with the obligation to purchase the Premises and the Senior Loan at the Loan Purchase Price (and if the purchasing Mezzanine Lender is the Junior Mezzanine Lender, the Senior Mezzanine Loan at Senior Mezzanine Loan Purchase Price) within such seven (7) day period, in which case all costs and expenses (including transfer taxes incurred in connection therewith and/or incurred in connection with Senior Lender’s ownership of the Premises) shall be paid by such Mezzanine Lender. If a Mezzanine Loan is subject to one or more participation interests, each such participant shall have the purchase right described herein to the extent permitted under any applicable participation agreement, provided that if more than one participant submits a Purchase Notice, then the Purchase Notice from the participant holding the most subordinate interest in such Mezzanine Loan shall be in effect and the others shall be disregarded. If a Mezzanine Lender gives a Purchase Notice and thereafter fails to close thereunder as required by this Section 13, without limiting the rights and remedies of the Senior Lender against such Mezzanine Lender, such Mezzanine Lender shall be barred from exercising any rights under this Section 13 with respect to the specific event that triggered such purchase right (but if there are multiple participants as set forth in the preceding sentence, only the specific participant that caused such failure to close shall be precluded from exercising such rights.

(b)        If the Senior Mezzanine Loan has been accelerated, any Equity Collateral Enforcement Action has been commenced under the Senior Mezzanine Loan Documents, or a Proceeding has been commenced against the Senior Mezzanine Borrower under the Senior Mezzanine Loan (a “Senior Mezzanine Loan Purchase Option Event”), Senior Mezzanine Lender shall provide prompt written notice of the same to Junior Mezzanine Lender, and upon ten (10) Business Days’ prior written notice (the “Senior Mezzanine Purchase Notice”) to the Senior Mezzanine Lender, Junior Mezzanine Lender shall have the right to purchase, in whole but not in part, the Senior Mezzanine Loan for the Senior Mezzanine Loan Purchase Price. Notwithstanding the foregoing but subject to the terms of the last sentence of this Section 13(b), the failure of Senior Mezzanine Lender to provide notice to Junior Mezzanine Lender of the occurrence of a Senior Mezzanine Loan Purchase Option Event shall have no adverse effect on Senior Mezzanine Lender. If Junior Mezzanine Lender elects to purchase the Senior Mezzanine Loan after a Senior Mezzanine Loan Purchase Option Event and fails to complete such purchase within ten (10) Business Days of delivery of a Senior Mezzanine Purchase Notice as required hereunder, then such Senior Mezzanine Purchase Notice shall be deemed invalid and Junior Mezzanine Lender shall cease to have any right to purchase the Senior Mezzanine Loan in connection with the applicable Senior Mezzanine Loan Purchase Option Event. Concurrently with payment to the Senior Mezzanine Lender of the Senior Mezzanine Loan Purchase Price, Senior Mezzanine Lender shall deliver or cause to be delivered to Junior Mezzanine Lender all Senior Mezzanine Loan Documents held by or on behalf of Senior Mezzanine Lender and shall execute in favor of Junior Mezzanine Lender or its designee assignment documentation, in form and substance reasonably acceptable to Junior Mezzanine Lender, at the sole cost and expense of Junior Mezzanine Lender, to assign the Senior Mezzanine Loan and Senior Mezzanine Lender’s rights under the Senior Mezzanine Loan Documents (without recourse, representations or warranties, except for representations as to (A) the power and authority of the Senior Mezzanine Lender to transfer the Senior Mezzanine Loan, (B) the documentation that constitutes the Senior Mezzanine Loan Documents, (C) the outstanding balance of the Senior Mezzanine Loan and the reserves held under the Senior Mezzanine Loan, if any and (D) Senior Mezzanine Lender’s not having assigned or encumbered its rights in the Senior Mezzanine Loan) and transfers all funds in the escrow and reserve accounts, if any, established under the Senior Mezzanine Loan Documents. The right of Junior Mezzanine Lender to purchase the Senior Mezzanine Loan shall automatically terminate (x) upon a transfer or sale of by Senior Mezzanine Lender of its Equity Collateral, or (y) if a Senior Mezzanine Loan Purchase Option Event ceases to exist (including, if the Senior Mezzanine Lender terminated its Equity Collateral Enforcement Action); provided, however, that in no event shall Junior Mezzanine Lender have less than thirty (30) days following notice by Senior Mezzanine Lender to Junior Mezzanine Lender of the occurrence of a Senior Mezzanine Loan Purchase Option Event to elect to purchase the Senior Mezzanine Loan, except pursuant to the terms of clause (y) of the immediately preceding sentence.

(c)        Each Mezzanine Lender covenants not to enter any agreement with the Borrower, any Mezzanine Borrower or any Affiliate thereof to purchase the Senior Loan or any Mezzanine Loan pursuant to this Section 13 or in connection with any refinancing of the Senior Loan or any Mezzanine Loan in any manner designed to avoid or circumvent the provisions of the Senior Loan Documents or any of the Mezzanine Loan Documents which require the payment of a prepayment fee or yield maintenance charge in connection with a prepayment of the Senior Loan by the Borrower or a Mezzanine Loan by the applicable Mezzanine Borrower.

(d)        Nothing contained in this Agreement shall be construed to limit an Affiliated Person’s right to purchase the interests of its co-lenders in the Junior Mezzanine Loan pursuant to, and to the extent permitted under, the Junior Co-Lender Agreement. No Affiliated Person shall be permitted to purchase the interests of its co-lenders in the Senior Loan, except in connection with a purchase of the Senior Loan (and the contemporaneous purchase of the Senior Mezzanine Loan) by Junior Mezzanine Lender pursuant to Section 13(a).

Section 14.        Additional Understandings.  For as long as any Mezzanine Loan remains outstanding:

(a)        Notices of Transfer; Consent.  Senior Lender shall promptly notify each Mezzanine Lender if Borrower seeks or requests a release all or any portion of the lien of the Senior Loan or seeks or requests Senior Lender’s consent to, the taking by Senior Lender of any action in connection with or in furtherance of, a Transfer of any direct or indirect equity interest in Borrower, a sale or transfer of all or any material portion of the Premises, the granting of a further mortgage, deed of trust or similar encumbrance against the Premises, a prepayment or refinancing of the Senior Loan, or any offer to purchase the Senior Loan by Borrower or any Affiliate of Borrower. In the event of a request by the Borrower for Senior Lender’s consent to either (i) the sale or transfer of all or any material portion of the Premises or any direct or indirect equity interest in Borrower or (ii) the granting of a further mortgage, deed of trust or similar encumbrance against any of the Premises or any interest therein or incurrence of any additional indebtedness (not permitted pursuant to the terms of the Senior Loan Documents), Senior Lender shall, if Senior Lender has the right to consent, obtain the prior written consent of each Mezzanine Lender prior to Senior Lender’s granting of its consent or agreement thereto.

(b)        Annual Budget.  Each Mezzanine Lender shall have the right to approve the annual operating budget of Borrower in accordance with and to the extent set forth in the applicable Mezzanine Loan Documents. In the event a Mezzanine Lender objects to any such proposed budget, such Mezzanine Lender shall advise the Senior Lender of such objections, along with its suggestions for changes, within ten (10) Business Days after its receipt of such budget in accordance with the Mezzanine Loan Documents. Senior Lender agrees to consult with such Mezzanine Lender with respect to such objections and suggestions but such consultation shall not be binding on Senior Lender. Each Mezzanine Lender shall consent to any changes in the budget reasonably requested by the Senior Lender. Notwithstanding anything contained herein, in the Senior Loan Documents or the Mezzanine Loan Documents to the contrary, each Mezzanine Lender may require the submission of the annual budget to such Mezzanine Lender for approval prior to any submission to Senior Lender.

(c)        Insurance Requirements.  If there is no Continuing Senior Loan Event of Default, each Mezzanine Lender shall have the right to approve (such approval not to be unreasonably withheld, conditioned or delayed) any proposed material modification or waiver of any material provision of any Senior Loan Document governing the types, nature or amounts of insurance coverage required to be obtained and maintained by the Borrower; provided, however, notwithstanding any objection of a Mezzanine Lender to a proposed modification or waiver, the Senior Lender may agree to any such modification or waiver to the extent the Senior Lender deems such modification or waiver acceptable in accordance with “Accepted Servicing Standards,” as such term (or an analogous term) is defined in the applicable pooling and servicing agreement.

(d)        Action Against Banks.  If the Cash Management Bank (as defined in the Senior Loan Cash Management Agreement) defaults in its obligation to distribute to a Mezzanine Lender any sums such Mezzanine Lender is entitled to receive under the Senior Loan Cash Management Agreement, upon a written request of such Mezzanine Lender, Senior Lender (at such Mezzanine Lender’s cost and expense) shall, to the extent permitted in the Senior Loan

Documents, take such actions with respect to the Cash Management Bank, as such Mezzanine Lender reasonably requests.

(e)        Action Against Managers.  If any Property Manager defaults in its obligations under the Senior Loan Documents or the Senior Mezzanine Loan Documents to cause Revenues to be deposited into the Cash Management Account or the “Cash Management Account”, as defined in the Senior Mezzanine Loan Agreement, as the case may be, upon written request of a Mezzanine Lender, subject to “Accepted Servicing Standards,” Senior Lender and/or Senior Mezzanine Lender, as the case may be, shall, to the extent permitted in the Senior Loan Documents or the Senior Mezzanine Loan Documents, as applicable, take such actions with respect to such Property Manager as Senior Lender or Senior Mezzanine Lender, as the case may be, deems advisable to ensure that Revenues are so deposited, and upon written request of a Mezzanine Lender, subject to “Accepted Servicing Standards,” shall take such additional actions (at the requesting Mezzanine Lender’s cost and expense) as shall be requested by such Mezzanine Lender.

(f)        Notices.  Senior Lender agrees to perform its obligations under the Senior Cash Management Agreement substantially in accordance with the terms and provisions of the Senior Cash Management Agreement, to the extent not inconsistent with “Accepted Servicing Standards”. Senior Lender agrees to promptly deliver copies of all notices received or delivered under the Senior Loan Cash Management Agreement to Mezzanine Lender.

(g)        Letter of Credit.  Senior Lender shall promptly (x) notify each Mezzanine Lender of any requests by the Borrower for a return or termination of any letter of credit provided pursuant to the Senior Loan Documents and (y) provide Mezzanine Lender with any documentation delivered by Borrower to Senior Lender with respect to any such request (provided that in no event shall failure by Senior Lender to provide such notice or documentation to Mezzanine Lender constitute a default hereunder). Senior Mezzanine Lender shall promptly (i) notify Junior Mezzanine Lender of any requests by the Senior Mezzanine Borrower for a return or termination of any letter of credit provided pursuant to the Senior Mezzanine Loan Documents and (ii) provide Junior Mezzanine Lender with any documentation delivered by Senior Mezzanine Borrower to Senior Mezzanine Lender with respect to any such request (provided that in no event shall failure by Senior Mezzanine Lender to provide such notice or documentation to Mezzanine Lender constitute a default hereunder).

(h)        Ground Leases.  Senior Lender shall deliver to each Mezzanine Lender copies of any notices sent by Senior Lender to any lessor under a Ground Lease concurrently therewith. Senior Lender shall also forward to each Mezzanine Lender a copy of any notice it receives from such a ground lessor, including, without limitation, notices concerning the occurrence of a Ground Lease Default. Each Mezzanine Lender shall have the right to cure such Ground Lease Default and shall deliver written notice to Senior Lender of its intention to do so no later than the earlier of (i) ten (10) Business Days prior to the end of the applicable cure period set forth in the applicable Ground Lease, and (ii) three (3) Business Days prior to the end of the Monetary Cure Period or the Non-Monetary Cure Period, as applicable. Senior Lender shall, if requested by a Mezzanine Lender, at such Mezzanine Lender’s request and at such Mezzanine Lender’s sole cost and expense, reasonably cooperate with such Mezzanine Lender in the exercise of any and all cure rights Senior Lender has under the applicable Ground Lease within the time period specified in this Section 13(h), in accordance with reasonable directions therefor provided by such Mezzanine Lender. In the event that the Ground Lease is terminated by reason of any Ground Lease Default, Senior Lender shall exercise in a timely manner its rights, if any, to receive a new Ground Lease (the “New Lease”) pursuant to the terms of the Ground Lease. If within five (5) Business Days of receipt from Senior Lender of notice of the Ground Lease Default, a Mezzanine Lender has delivered written notice to Senior Lender that such Mezzanine Lender elects to cause a nominee of such Mezzanine Lender to assume the obligations of Borrower under the Ground Lease, then Senior Lender shall select such nominee (the “New Ground Lessee”) to be its designee to receive such New Lease, provided each of the following conditions has been satisfied at such Mezzanine Lender’s sole cost and expense no less than five (5) Business Days prior to the expiration of the period in which Senior Lender is entitled to request a New Lease pursuant to the Ground Lease:

(i)          no Continuing Senior Loan Event of Default shall exist;

(ii)         New Ground Lessee shall be a Single Purpose Entity that is a Qualified Transferee;

(iii)        New Ground Lessee shall have complied, and shall continue to comply, with all the requirements to the obtaining of a New Lease set forth in the Ground Lease;

(iv)        New Ground Lessee assumes all of the obligations of Borrower under the Senior Loan Documents and shall execute and deliver, without any cost or expense to Senior Lender, such documents and agreements as Senior Lender shall reasonably require to evidence and effectuate said assumption pursuant to documentation reasonably satisfactory to Senior Lender (the “Assumption Documents”), including execution, delivery and recording of a leasehold mortgage, in the form of the Senior Mortgage, encumbering the New Ground Lease, and New Ground Lessee shall authorize the filing of such Uniform Commercial Code financing statements as may be reasonably requested by Senior Lender;

(v)         in the event that such transaction results in the removal of any guarantor, indemnitor, pledgor, or other obligor under the Senior Loan Documents, a Person reasonably acceptable to Senior Lender shall assume the obligations of the Third Party Obligors pursuant to Third Party Agreements which are in each case in a form substantially similar to the Third Party Agreement that it is replacing;

(vi)        promptly upon taking title to the New Lease, New Ground Lessee shall cause the Premises to be managed by a Qualified Manager;

(vii)       New Ground Lessee shall furnish opinions of counsel satisfactory to Lender and its counsel in substantially the form of the opinions delivered by Borrower at the Closing, including (A) opinions with respect to the New Ground Lessee’s formation documents, (B) that the assumption of the Debt has been duly authorized, executed and delivered, and that the Senior Loan Documents and the Assumption Documents are valid, binding and enforceable against New Ground Lessee in accordance with their terms, (C) that New Ground Lessee and any entity which is a controlling stockholder, member or general partner of New Ground Lessee, have been duly organized, and are in existence and good standing, (D) with respect to non-consolidation and (E) with respect to such other matters as Senior Lender may reasonably request;

(viii)      Senior Lender shall have received a title insurance policy in substantially the form delivered at the Closing, insuring (A) that the title to the New Lease is vested in the New Ground Lessee and (B) the first lien priority of the Senior Mortgage encumbering the New Lease, subject to only to Permitted Encumbrances;

(ix)        New Ground Lessee shall have delivered to Lender all documents reasonably requested by Lender relating to its formation, existence and due authorization, each in form and substance reasonably satisfactory to Lender, including a certified copy of the applicable resolutions from all appropriate persons, certified copies of the organizational documents, and certificates of good standing or existence issued as of a recent date by its state of organization and each other state where such entity, by the nature of its business, is required to qualify or register;

(x)         Rating Agency Confirmation shall have been received with respect to the legal structure of the New Ground Lessee, the documentation of the assumption and the related legal opinions;

(xi)        Mezzanine Lender shall deliver to Senior Lender (A) evidence reasonably satisfactory to Senior Lender that all of the leasehold mortgagee protection provisions contained in the Ground Lease are contained in the New Lease and (B) a Ground Lessor Estoppel Certificate from Ground Lessor relating to the New Lease substantially in the form of the Ground Lessor Estoppel Certificate delivered in connection with the closing of the Senior Loan;

(xii)       The Mezzanine Loan shall continue to be subordinate to the Senior Loan in the manner set forth in this Agreement; and

(xiii)      Mezzanine Lender shall have paid all of Senior Lender’s reasonable actual expenses in connection with the foregoing.

(xiv)      Notwithstanding anything to the contrary contained in this Agreement, in the event that a Mezzanine Lender requests that Senior Lender take or refrain from taking any action pursuant to this Section 13(h) and Senior Lender complies with such request, Mezzanine Lender shall protect, indemnify and save harmless the Senior Lender from and against any loss, cost, expense, and liabilities, including, without limitation, reasonable attorneys’ fees arising out of any requested action of such Mezzanine Lender under this Section 13(h), unless caused by the gross negligence or willful misconduct of Senior Lender. In addition, (y) Senior Lender shall have no obligation to incur and costs or expenses, or make any Protective Advances, in connection with a Mezzanine Lender’s efforts to cure Ground Lease Defaults unless such Mezzanine Lender has deposited an amount with Senior Lender sufficient to pay such costs or expenses, or make any Protective Advances, and (z) any sums due to Senior Lender from such Mezzanine Lender in connection with such Mezzanine Lender’s indemnification obligations under this Section 13(h) shall be paid within 30 days of written demand by Senior Lender. Senior Lender shall not consent to any amendment, modification or termination of any Ground Lease without the reasonable consent of Mezzanine Lender.

(i)   Intentionally Omitted.

(j)        Consent Rights of Mezzanine Lenders.  If the Mezzanine Loan Documents contain any provision or requirement that a Mezzanine Lender’s consent or approval be obtained for any act or determination by Borrower or any Mezzanine Borrower in connection with the leasing of the Premises or alterations to the Premises, to the extent that such consent or approval is also required by the Senior Lender under the Senior Loan Documents, each Mezzanine Lender hereby agrees that it shall first advise the Senior Lender of whether the applicable Mezzanine Lender objects to the requested consent or approval within five (5) days after its receipt of (1) a written request for a consent or approval from such Mezzanine Borrower and (2) delivery of all materials reasonably requested by such Mezzanine Lender reasonably required to make a decision on such request. Senior Lender shall consult each Mezzanine Lender with respect to any such consent or approval right of such Mezzanine Lender. Neither Mezzanine Lender shall unreasonably withhold its consent to such lease or alteration if Senior Lender reasonably approves such lease or alteration.

(k)        Requests for Disbursements.  Senior Lender hereby agrees to use reasonable efforts to promptly (x) notify each Mezzanine Lender of any requests by Borrower for disbursements of funds from Collateral Accounts and (y) provide each Mezzanine Lender with any documentation delivered by Borrower to Senior Lender with respect to any such request by Borrower for such a disbursement (provided that in no event shall failure by Senior Lender to provide such notice or documentation to a Mezzanine Lender constitute a default hereunder).

(l)         Reserves and Escrows.  If Senior Lender waives any reserves or escrow accounts required under the Senior Loan Documents, then each Mezzanine Lender may require that the applicable Mezzanine Borrower (x) deposit such amounts that would have been deposited into any such reserves or escrow accounts under the Senior Loan to be transferred to and deposited with such Mezzanine Lender and (y) enter into a cash management agreement with respect to such waived reserves or escrows with such Mezzanine Lender substantially similar to the arrangement entered into by Borrower with Senior Lender at the closing of the Senior Loan. If both Mezzanine Lenders make the request described in the preceding sentence only the request of the Junior Mezzanine Lender shall be accepted.

(m)        Notices of Default.  Senior Lender and the Mezzanine Lenders each agree to send to the others any notices of “Default” or “Event of Default” under the Senior Loan Documents or the Mezzanine Loan Documents that Senior Lender or any Mezzanine Lender sends to Borrower or the any Mezzanine Borrower, as applicable (provided that in no event shall failure by either party to send such notice constitute a default hereunder, nor shall the exercise of remedies be conditioned on compliance with this Section 14(m)).

(n)        Certain Insurance Matters.  Upon written reasonable request from each Mezzanine Lender, Senior Lender shall request (to the extent consistent with the terms of the Senior Loan Documents), Borrower to obtain additional reasonable insurance coverage customarily being maintained for properties similar to the Premises, to the extent contemplated under Section 5.15 of the Senior Loan Agreement; provided, however, that if Borrower fails to provide such requested insurance coverage, Senior Lender shall not be required to declare an Event of Default or take any enforcement action against Borrower as a result of such failure.

(o)        Books and Records.  Upon any inspection of the books or records of Borrower or the Premises by Senior Lender pursuant to the terms of the Senior Loan Documents, Senior Lender shall, upon request of a Mezzanine Lender, take action to encourage Borrower to provide such Mezzanine Lender access for its own inspection of such books, records or Premises.

(p)        Financial Statements.  Senior Lender shall provide a Mezzanine Lender with copies of each financial statement delivered to Senior Lender pursuant to the terms of the Senior Loan Documents within three (3) Business Days after request by such Mezzanine Lender. Upon the reasonable request by a Mezzanine Lender, Senior Lender shall request additional financial information from Borrower as provided for in the Senior Loan Documents (provided, however, that Borrower’s failure to deliver such additional financial information shall not be a default by Senior Lender under this Agreement).

Section 15.        Financing of Mezzanine Loans.

(a)        Notwithstanding any other provision hereof, Senior Lender and each Mezzanine Lender consent each to Mezzanine Lender’s pledge or sale in a repurchase transaction (a “Pledge”) of its respective Mezzanine Loan and of the Separate Collateral to any entity which has extended a credit facility to a Mezzanine Lender or its Affiliate, including, without limitation, credit in the form of a repurchase agreement facility, that is a Qualified Transferee or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each Rating Agency (a “Loan Pledgee”), on the terms and conditions set forth in this Section 15(a), provided that a Loan Pledgee which is not a Qualified Transferee may not take title to the Equity Collateral without a Rating Agency Confirmation. Upon written notice by a Mezzanine Lender to Senior Lender and the other Mezzanine Lender that a Pledge has been effected and the address for notice purposes of the Loan Pledgee, Senior Lender and the other Mezzanine Lender agree to acknowledge receipt of such notice and thereafter agrees: (a) to give such Loan Pledgee written notice of any default by the pledging Mezzanine Lender under this Agreement of which default Senior Lender or such other Mezzanine Lender has actual knowledge; (b) to allow such Loan Pledgee a period of ten (10) days (in respect of a monetary default) and a period of thirty (30) days (in respect of a non-monetary default) to cure a default by the pledging Mezzanine Lender in respect of its obligations to Senior Lender or such other Mezzanine Lender hereunder, but Loan Pledgee shall not be obligated to cure any such default; (c) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Loan Pledgee without the written consent of such Loan Pledgee, which consent shall not be unreasonably withheld; (d) that Senior Lender shall give to Loan Pledgee copies of any Senior Loan Default Notice, and each Mezzanine Lender shall give to Loan Pledgee copies of any Mezzanine Loan Default Notice issued by such Mezzanine Lender, in each case, simultaneously with the giving of same to the pledging Mezzanine Lender and accept any cure thereof by Loan Pledgee made in accordance with the provisions of Section 11 of this Agreement as if such cure were made by the pledging Mezzanine Lender; (e) that Senior Lender and the other Mezzanine Lender shall deliver to Loan Pledgee such estoppel certificate(s) as Loan Pledgee shall reasonably request, provided that any such estoppel certificate(s) shall be in the form contemplated by Section 19 or in such other form reasonably acceptable to Senior Lender and the other Mezzanine Lender and (f) that, upon written notice (a “Redirection Notice”) to Senior Lender or a Mezzanine Lender by Loan Pledgee that the pledging Mezzanine Lender is in default, beyond applicable cure periods, under such pledging Mezzanine Lender’s obligations to Loan Pledgee pursuant to the applicable credit agreement between such pledging Mezzanine Lender and Loan Pledgee (which notice need not be joined in or confirmed by such pledging Mezzanine Lender), and until such Redirection Notice is withdrawn or rescinded by Loan Pledgee, Senior Lender each Mezzanine Lender shall remit to the applicable Loan Pledgee and not to the pledging Mezzanine Lender, any payments that Senior Lender or a Mezzanine Lender would otherwise be obligated to pay to such pledging Mezzanine Lender from time to time pursuant to this Agreement, any Senior Loan Document, any Mezzanine Loan Document or any other agreement between or among such Pledging Mezzanine Lender and Senior Lender and/or any other Mezzanine Lender that relates to the Senior Loan or a Mezzanine Loan. Each Mezzanine Lender hereby unconditionally and absolutely releases Senior Lender and the other Mezzanine Lender from any liability to such Mezzanine Lender on account of Senior Lender’s or such other Mezzanine Lender’s compliance with any Redirection Notice believed by Senior Lender or the other Mezzanine Lender to have been delivered by such Mezzanine Lender’s Loan Pledgee. Loan Pledgee shall be permitted to fully exercise its rights and remedies against the applicable pledging Mezzanine Lender, and realize on any and all collateral granted by such pledging Mezzanine Lender to Loan Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law. In such event, the Senior Lender and the other Mezzanine Lender shall recognize Loan Pledgee (and any transferee which is also a Qualified Transferee at any foreclosure or similar sale held by Loan Pledgee or any transfer in lieu of such foreclosure), and its successors and assigns, as the successor to the applicable Mezzanine Lender’s rights, remedies and obligations under this Agreement and the Mezzanine Loan Documents and any such Loan Pledgee or Qualified Transferee shall assume in the writing the obligations of the applicable Mezzanine Lender hereunder accruing from and after such Transfer and agrees to be bound by the terms and provisions hereof (it being agreed that, notwithstanding anything to the contrary contained herein, such Loan Pledgee shall not be required to so assume the applicable Mezzanine Lender’s obligations hereunder prior to such realization on such collateral). The rights of Loan Pledgee under this Section 15 shall remain effective unless and until Loan Pledgee shall have notified the Senior Lender and the other Mezzanine Lender in writing that its interest in the applicable Mezzanine Loan has terminated.

(b)  Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Transferee provides financing to a Mezzanine Lender then such Conduit will be a permitted “Loan Pledgee” despite the fact it is not a Qualified Transferee if the following conditions are satisfied:

(i)          The loan (the “Conduit Inventory Loan”) made by the Conduit to the applicable Mezzanine Lender to finance the acquisition and holding of its interest in such Mezzanine Lender’s Mezzanine Loan will require a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

(ii)         The Conduit Credit Enhancer will be a Qualified Transferee;

(iii)        The applicable Mezzanine Lender will pledge (or sell, transfer or assign as part of a repurchase facility) its interest in the Mezzanine Loan to the Conduit as collateral for the Conduit Inventory Loan;

(iv)        The Conduit Credit Enhancer and the Conduit will agree that, if the applicable Mezzanine Lender defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Mezzanine Lender, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the pledge of such Mezzanine Lender’s interest in the applicable Mezzanine Loan to the Conduit Credit Enhancer; and

(v)          Unless the Conduit is then a Qualified Transferee, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Mezzanine Loan pledged by the applicable Mezzanine Lender, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Transferee at a foreclosure sale conducted by a Loan Pledgee.

Section 16.        Affiliation with Borrower.

(a)        Notwithstanding anything in this Agreement to the contrary, if and for so long as all or any portion of any Mezzanine Loan is held by any Person who owns, directly or indirectly, more than thirty percent (30%) of the ownership interests in Borrower, Senior Mezzanine Borrower or Junior Mezzanine Borrower or has the power, directly or indirectly, to direct or cause the direction of the management or policies of any of Borrower, Senior Mezzanine Borrower or Junior Mezzanine Borrower (such Person, an “Affiliated Person”), such Person, to the extent that they would otherwise have such rights pursuant to the terms hereof, shall have no rights under:

(i)          Section 7(a);

(ii)         Section 7(b);

(iii)        Section 11 (provided, however, that an Affiliated Person shall have the right to contribute to a monetary cure, so long as (i) the decision to make such cure is made by one or more Junior Mezzanine Lenders that are not Affiliated Persons, (ii) at least one Junior Mezzanine Lender that is not an Affiliated Person is contributing to such monetary cure, (iii) such Affiliated Person’s contribution shall not exceed its pro rata share of the Junior Mezzanine Loan (plus the amount necessary (if any) to cover any shortfall in the contribution to such monetary cure by any Junior Mezzanine Lender that is not an Affiliated Person, (iv) in connection with any such contribution, such Affiliated Person shall provide an officer’s certificate to Senior Lender, Senior Mezzanine Lender and each of its co-lenders under the Junior Mezzanine Loan stating that such contribution is being made as a curative advance solely in its capacity as a lender under the Junior Mezzanine Loan and that such advance is not, and shall not be construed to be, a cure by the Junior Mezzanine Borrower and (v) such Affiliated Person shall not own 100% of the Junior Mezzanine Loan. For the avoidance of doubt, an Affiliated Person shall have no right to exercise the rights of a Mezzanine Lender hereunder with respect to a non-monetary cure);

(iv)        Section 13 (unless the Loan Purchase Price and/or the Senior Mezzanine Loan Purchase Price is increased to include all amounts that would be owing by Borrower and/or Senior Mezzanine Borrower upon repayment of the Senior Loan and/or Senior Mezzanine Loan, as the case may be, including, in each case, all accrued and unpaid default interest, late charges and prepayment premiums, and the closing of the purchase occurs within 30 days of receipt of notice of the Purchase Option Event);

(v)         subclause (a) of Section 12; and

(vi)        Section 14 (other than: the first sentence of Section 14(a); Section 14(d); Section 14(e) (unless the Property Manager is an Affiliate of Borrower, Senior Mezzanine Borrower or Junior Mezzanine Borrower); Section 14(f); clauses (x) and (i) of Section 14(g); the first sentence of Section 14(h); clause (x) of Section 14(k); and Section 14(m));

and shall otherwise have no right to receive any reports or information to which a Mezzanine Lender would otherwise be entitled hereunder. For the avoidance of doubt, nothing in this Section 16(a) in intended to prohibit the Directing Senior Lender or a Directing Mezzanine Lender from (i) consulting with an Affiliated Person in connection with the exercise of any rights hereunder by the Directing Senior Lender or Directing Mezzanine Lender, as the case may be or (ii) sharing with an Affiliated Person any notice received pursuant to this Agreement.

(b)        Notwithstanding anything in this Agreement to the contrary, if and for so long as any portion of the Senior Loan is held by an Affiliated Person, such Affiliated Person shall have no rights under Sections 7(b) or clause (a) of Section 12.

(c)        Notwithstanding anything to the contrary contained in this Section 16, if a Person that is not an Affiliated Person shall own a majority interest in any of Senior Loan, Senior Mezzanine Loan or Junior Mezzanine Loan, and such Person has the right to exercise the rights afforded the holder of such loan hereunder, then the provisions of this Section 16 shall not apply with respect to such Person, even if an Affiliated Person shall own a minority interest in such loan (so long as such Affiliated Person does not have the right to exercise any of the rights of the holder of such loan hereunder, except for the purchase right set forth in Section 13 hereof).

(d)        Senior Lender agrees that it shall not, without the consent of the Mezzanine Lenders (which consent shall not be unreasonably withheld, unless Mezzanine Lenders shall determine in their reasonable discretion that such amendment would have a material adverse effect on the Senior Mezzanine Lender and/or the Junior Mezzanine Lender), amend the Senior Co-Lender Agreement in a manner that would increase the rights of an “Excluded Lender” under and as defined in the Senior Co-Lender Agreement and that would have the effect of increasing the rights of an Affiliated Person under this Section 16. Junior Mezzanine Lender agrees that it shall not, without the consent of the Senior Mezzanine Lender and Senior Lender (which consent shall not be unreasonably withheld, unless Senior Mezzanine Lender and Senior Lender shall determine in their reasonable discretion that such amendment would have a material adverse effect on the Senior Mezzanine Lender and/or the Senior Lender), amend the Junior Co-Lender Agreement in a manner that would increase the rights of an “Excluded Lender” under and as defined in the Co-Lender Agreement and that would have the effect of increasing the rights of an Affiliated Person under this Section 16.

Section 17.        Obligations Hereunder Not Affected.

(a)        All rights, interests, agreements and obligations of Senior Lender and each Mezzanine Lender under this Agreement shall remain in full force and effect irrespective of:

(i)         any lack of validity or enforceability of the Senior Loan Documents or the Mezzanine Loan Documents or any other agreement or instrument relating thereto;

(ii)        any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to or departure from any guaranty, for all or any portion of the Senior Loan or the Mezzanine Loans;

(iii)       any manner of application of collateral, or proceeds thereof, to all or any portion of the Senior Loan or the Mezzanine Loans, or any manner of sale or other disposition of any collateral for all or any portion of the Senior Loan or the Mezzanine Loans or any other assets of Borrower, the Mezzanine Borrowers or any other Affiliates of Borrower;

(iv)       any change, restructuring or termination of the corporate structure or existence of Borrower, the Mezzanine Borrowers or any other Affiliates of Borrower; or

(v)        any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower, the Mezzanine Borrowers or a subordinated creditor or a Senior Lender subject to the terms hereof.

(b)        This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of all or any portion of the Senior Loan or a Mezzanine Loan is rescinded or must otherwise be returned by Senior Lender or a Mezzanine Lender upon the insolvency, bankruptcy or reorganization of Borrower, a Mezzanine Borrower or otherwise, all as though such payment had not been made.

Section 18.        Notices.  All notices, demands, requests, consents, approvals or other communications required, permitted, or desired to be given hereunder shall be in writing sent by facsimile (with answer back acknowledged) or by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or reputable overnight courier addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 18. Any such notice, demand, request, consent, approval or other communication shall be deemed to have been received: (a) three (3) Business Days after the date mailed if sent by registered or certified mail as set forth herein, (b) on the date of sending by facsimile if sent during business hours on a Business Day (otherwise on the next Business Day), (c) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day) and (d) on the next Business Day if sent by an overnight commercial courier for next Business Day delivery, in each case addressed to the parties as follows:

To Senior Lender

Goldman Sachs Mortgage Company

85 Broad Street, 11th Floor

New York, New York 10004

Attention: Daniel Ottensoser and Rene Theriault

Fax: 212-346-3594

and

Citicorp North America, Inc.

388 Greenwich Street

New York, New York 10013

Attention: Mr. David Bouton

To Junior Mezzanine Lender:

Goldman Sachs Mortgage Company

85 Broad Street, 11th Floor

New York, New York 10004

Attention: Daniel Ottensoser and Rene Theriault

Fax: 212-346-3594

and

Citicorp North America, Inc.

388 Greenwich Street

New York, New York 10013

Attention: Mr. David Bouton

To Senior Mezzanine Lender:

Goldman Sachs Mortgage Company

85 Broad Street, 11th Floor

New York, New York 10004

Attention: Daniel Ottensoser and Rene Theriault

Fax: 212-346-3594

and

Citicorp North America, Inc.

388 Greenwich Street

New York, New York 10013

Attention: Mr. David Bouton

Section 19.        Estoppel.

(a)        Each Mezzanine Lender shall, within ten (10) days following a request from Senior Lender or another Mezzanine Lender, provide Senior Lender or such other Mezzanine Lender with a written statement setting forth the then current outstanding principal balance of the Mezzanine Loan held by such Mezzanine Lender, the aggregate accrued and unpaid interest under the Mezzanine Loan held by such Mezzanine Lender, and stating whether to such Mezzanine Lender’s knowledge any default or Event of Default exists under the Mezzanine Loan held by such Mezzanine Lender.

(b)        Senior Lender shall, within ten (10) days following a request from a Mezzanine Lender, provide such Mezzanine Lender with a written statement setting forth the then current outstanding principal balance of the Senior Loan, the aggregate accrued and unpaid interest under the Senior Loan, and stating whether to Senior Lender’s knowledge any default or Event of Default exists under the Senior Loan.

(c)        Any written statement provided to an Affiliated Person pursuant to this Section 19 shall expressly state that (i) such Affiliated Person may rely on such written statement solely in its capacity as a lender under the applicable loan and that none of Borrower, Senior Mezzanine Borrower or Junior Mezzanine Borrower shall have the right to rely on any such estoppel and (ii) notwithstanding such written statement, the party providing such written statement shall not be estopped from asserting a claim against any of Borrower, Senior Mezzanine Borrower or Junior Mezzanine Borrower by virtue of the information contained in such written statement. Each party hereto agrees that, to the extent that it is or becomes an Affiliated Person, it shall not permit Borrower, Senior Mezzanine Borrower of Junior Mezzanine Borrower to rely on any such written statement or assert any defense based on the information contained in any such written statement.

Section 20.        Further Assurances.  So long as all or any portion of the Senior Loan or any Mezzanine Loan remains unpaid and any Senior Loan Document encumbers the Premises, or a Mezzanine Loan Document encumbers the Equity Collateral, Senior Lender and each Mezzanine Lender shall each execute, acknowledge and deliver in recordable form and upon demand of the other, any other instruments or agreements reasonably required in order to carry out the provisions of this Agreement or to effectuate the intent and purposes hereof.

Section 21.        No Third Party Beneficiaries; No Modification.  The parties hereto do not intend the benefits of this Agreement to inure to Borrower, any Mezzanine Borrower or any other Person. other than Loan Pledgees under Section 15. This Agreement may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any change is sought. If any Certificates are outstanding, this Agreement shall not be amended unless a Rating Agency Confirmation has been obtained with respect to such amendment.

Section 22.        Successors and Assigns.  This Agreement shall bind all successors and permitted assigns of Senior Lender and each Mezzanine Lender and shall inure to the benefit of all successors and permitted assigns of Senior Lender and each Mezzanine Lender.

Section 23.        Counterpart Originals.  This Agreement may be executed in counterpart originals, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

Section 24.        Legal Construction.  In all respects, including, without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements intended to be wholly performed within the State of New York.

Section 25.        No Waiver; Remedies.  No failure on the part of the Senior Lender or a Mezzanine Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 26.        No Joint Venture.  Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

Section 27.        Captions.  The captions in this Agreement are inserted only as a matter of convenience and for reference, and are not and shall not be deemed to be a part hereof.

Section 28.        Conflicts.  In the event of any conflict, ambiguity or inconsistency between the terms and conditions of this Agreement and the terms and conditions of any of the Senior Loan Documents or the Mezzanine Loan Documents, the terms and conditions of this Agreement shall control.

Section 29.        No Release.  Nothing herein contained shall operate to release Borrower from (a) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Senior Loan Documents or (b) any liability of Borrower under the Senior Loan Documents or to release any Mezzanine Borrower from (x) its obligation to keep and perform all of the terms, conditions, obligations, covenants and agreements contained in the Mezzanine Loan Documents or (y) any liability of a Mezzanine Borrower under the Mezzanine Loan Documents.

Section 30.        Continuing Agreement.  This Agreement is a continuing agreement and shall remain in full force and effect until the earliest of (a) payment in full of the Senior Loan and both of the Mezzanine Loans, (b) transfer of any of the Premises by foreclosure of one or more of the Senior Mortgage or the exercise of the power of sale contained therein or by deed-in-lieu of foreclosure, or (c) transfer of title to the Mezzanine Lenders of their respective Separate Collateral (provided, however, this Agreement shall terminate with respect to any Mezzanine Lender who acquires title to its respective Equity Collateral); provided, however, that any rights or remedies of either party hereto arising out of any breach of any provision hereof occurring prior to such date of termination shall survive such termination. In the event the Senior Loan is repaid in full, Senior Lender shall no longer be bound by this Agreement and the Senior Mezzanine Lender, to the extent the Senior Mezzanine Loan is still outstanding, shall have the right to exercise all of the rights granted to Senior Lender pursuant to this Agreement and shall thereafter be deemed to be the “Senior Lender” and to be the holder of the “Senior Loan” for all purposes without requiring the amendment of this Agreement. Notwithstanding the foregoing provisions of this Section 30, in the event the Senior Loan or any Mezzanine Loan is repaid in full, Senior Lender or the Mezzanine Lender that was the holder of such repaid loan shall have no further rights under this Agreement.

Section 31.        Severability.  In the event that any provision of this Agreement or the application hereof to any party hereto shall, to any extent, be invalid or unenforceable under any applicable statute, regulation, or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provisions to parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall same affect the validity or enforceability of any other provision of this Agreement.

Section 32.        Expenses.

(a)        To the extent not paid by Borrower or out of or from any collateral securing the Senior Loan which is realized by Senior Lender, each Mezzanine Lender agrees upon demand to pay to Senior Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which Senior Lender may incur in connection with the (i) exercise or enforcement of any of the rights of Senior Lender against such Mezzanine Lender hereunder to the extent that Senior Lender is the prevailing party in any dispute with respect thereto or (ii) failure by such Mezzanine Lender to perform or observe any of the provisions hereof.

(b)        To the extent not paid by any Mezzanine Borrower out of or from any collateral securing the applicable Mezzanine Loan which is realized by the applicable Mezzanine Lender, Senior Lender agrees upon demand to pay to such Mezzanine Lender the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts or agents, which such Mezzanine Lender may incur in connection with the (i) exercise or enforcement of any of the rights of such Mezzanine Lender against Senior Lender hereunder to the extent that such Mezzanine Lender is the prevailing party in any dispute with respect thereto or (ii) failure by Senior Lender to perform or observe any of the provisions hereof.

Section 33.        Injunction.  Each of Senior Lender and each Mezzanine Lender acknowledge (and waive any defense based on a claim) that monetary damages are not an adequate remedy to redress a breach by another party hereunder and that a breach by Senior Lender or any Mezzanine Lender hereunder would cause irreparable harm to the others. Accordingly, each of Senior Lender and each Mezzanine Lender agree that upon a breach of this Agreement by another party hereto, the remedies of injunction, declaratory judgment and specific performance shall be available to such non-breaching party.

Section 34.        Reciprocal Disclaimer.

(a)        Senior Lender and the Mezzanine Lenders are each sophisticated lenders and/or investors in real estate and their respective decision to enter into the Senior Loan and the Mezzanine Loans is based upon their own independent expert evaluation of the terms, covenants, conditions and provisions of, respectively, the Senior Loan Documents and the Mezzanine Loan Documents and such other matters, materials and market conditions and criteria which each of Senior Lender and the Mezzanine Lenders deem relevant. Each of Senior Lender and each Mezzanine Lender has not relied in entering into this Agreement, and respectively, the Senior Loan, the Senior Loan Documents, the Mezzanine Loans and the Mezzanine Loan Documents, upon any oral or written information, representation, warranty or covenant from the other parties hereto, or any of the representatives, employees, Affiliates or agents of the other parties hereto other than the representations and warranties of the other contained herein. Each of Senior Lender and each Mezzanine Lender further acknowledges that no employee, agent or representative of the other parties hereto has been authorized to make, and that each of Senior Lender and each Mezzanine Lender have not relied upon, any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, each of Senior Lender and each Mezzanine Lender acknowledges that the other parties hereto have made no representations or warranties as to the Senior Loan or the Mezzanine Loans or the Premises (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises, to pay all amounts which may become due from time to time pursuant to the Senior Loan or the Mezzanine Loans).

(b)        Each of Senior Lender and each Mezzanine Lender acknowledges that the Senior Loan, the Senior Loan Documents, each of the Mezzanine Loans and the Mezzanine Loan Documents are distinct, separate transactions and loans, separate and apart from each other. Each of Senior Lender and each Mezzanine Lender acknowledges that the other parties hereto are distinct separate lenders with distinct and separate loans with various rights and remedies with respect to their respective collateral which are not in all respects aligned.

Section 35.        Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. IF NECESSARY, EACH PARTY WILL UPON DEMAND BY ANY OTHER PARTY HERETO EXECUTE AND DELIVER TO SUCH REQUESTING PARTY ALL SUCH INSTRUMENTS AND DOCUMENTS AS MAY BE REQUIRED (OR REQUESTED) IN ORDER TO FILE PAPERS WITH ANY COURT OF

COMPETENT JURISDICTION SO AS TO EFFECTIVELY WAIVE, OR ACKNOWLEDGE ITS WAIVER OF, ALL SUCH RIGHTS.

Section 36.        Consents to Jurisdiction.  Each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the borough of Manhattan in the city and county of New York, and any appellate court from any thereof, in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereunder may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.

Section 37.        Consent and Approval Rights.  With respect to any provisions hereof that require the consent or approval of more than one Mezzanine Lender to any action by Senior Lender, the withholding of consent or disapproval of any such action by any one Mezzanine Lender whose consent or approval is required shall preclude Senior Lender from taking the proposed action.

Section 37.        Discrepancies.  In the event of a discrepancy between this Agreement and any servicing agreement for the servicing of the Senior Loan, the terms and conditions of this Agreement shall prevail.

Section 38.        Note Reallocation.

(a)        Notwithstanding anything herein to the contrary, upon written notice to Senior Mezzanine Lender and Junior Mezzanine Lender, Senior Lender shall have the right to restructure the Senior Loan into two or more loans (“Additional Senior Loans”) to Senior Borrower and one or more of its direct and/or indirect equityholders; and Senior Lender and Junior Mezzanine Lender each agree to enter into an amended and restated version of this Agreement reflecting such restructuring and otherwise in substantially the form hereof (except that multiple layers of the Senior Loan shall be reflected in a customary manner), Senior Lender hereby acknowledging and agreeing that such reallocated Senior Loan shall remain subject to this Agreement. Notwithstanding anything to the contrary contained in this Section 38, after any such reallocation or restructuring (i) the principal balance of the Senior Loan, when combined with the aggregate principal balance of the Additional Senior Loans, shall not exceed the “Principal Indebtedness” under and as defined in the Senior Loan Agreement and (ii) the weighted average interest rate of the reallocated or restructured Senior Loan and the Additional Senior Loans shall not exceed the interest rate of the Senior Loan as of the date hereof. Senior Lender shall pay all reasonable out of pocket fees and expenses of Senior Mezzanine Lender and Junior Mezzanine Lender, including reasonable attorneys’ fees, incurred by Senior Mezzanine Lender and/or Junior Mezzanine Lender in connection with any such note reallocation or restructuring.

(b)        Notwithstanding anything herein to the contrary, upon written notice to Senior Lender and Junior Mezzanine Lender, Senior Mezzanine Lender shall have the right to restructure the Senior Mezzanine Loan into two or more loans (“Additional Senior Mezzanine Loans”) to Senior Mezzanine Borrower and one or more of its direct and/or indirect equityholders; and Senior Lender and Junior Mezzanine Lender each agree to enter into an amended and restated version of this Agreement reflecting such restructuring and otherwise in substantially the form hereof (except that multiple layers of the Senior Mezzanine Loan shall be reflected in a customary manner), Senior Mezzanine Lender hereby acknowledging and agreeing that such reallocated Senior Mezzanine Loan shall remain subject to this Agreement. Notwithstanding anything to the contrary contained in this Section 38, after any such reallocation or restructuring (i) the principal balance of the Senior Mezzanine Loan, when combined with the aggregate principal balance of the Additional Senior Mezzanine Loans, shall not exceed the “Principal Indebtedness” under and as defined in the Senior Mezzanine Loan Agreement and (ii) the weighted average interest rate of the reallocated or restructured Senior Mezzanine Loan and the Additional Senior Mezzanine Loans shall not exceed the interest rate of the Senior Mezzanine Loan as of the date hereof. Senior Mezzanine Lender shall pay all reasonable out of pocket fees and expenses of Senior Lender and Junior Mezzanine Lender, including reasonable attorneys’ fees, incurred by Senior Lender and/or Junior Mezzanine Lender in connection with any such note reallocation or restructuring.

(c)        Notwithstanding anything herein to the contrary, upon written notice to Senior Lender and Senior Mezzanine Lender, Junior Mezzanine Lender shall have the right to restructure the Junior Mezzanine Loan into two or more loans (“Additional Junior Mezzanine Loans”) to Junior Mezzanine Borrower and one or more of its direct and/or indirect equityholders; and Senior Lender and Senior Mezzanine Lender each agree to enter into an amended and restated version of this Agreement reflecting such restructuring and otherwise in substantially the form hereof (except that multiple layers of the Junior Mezzanine Loan shall be reflected in a customary manner), Junior Mezzanine Lender hereby acknowledging and agreeing that such reallocated Junior Mezzanine Loan shall remain subject to this Agreement. Notwithstanding anything to the contrary contained in this Section 38, after any such reallocation or restructuring (i) the principal balance of the Junior Mezzanine Loan, when combined with the aggregate principal balance of the Additional Junior Mezzanine Loans, shall not exceed the “Principal Indebtedness” under and as defined in the Junior Mezzanine Loan Agreement and (ii) the weighted average interest rate of the reallocated or restructured Junior Mezzanine Loan and the Additional Junior Mezzanine Loans shall not exceed the interest rate of the Junior Mezzanine Loan as of the date hereof. Junior Mezzanine Lender shall pay all reasonable out of pocket fees and expenses of Senior Lender and Senior Mezzanine Lender, including reasonable attorneys’ fees, incurred by Senior Lender and/or Senior Mezzanine Lender in connection with any such note reallocation or restructuring.

(d)        Senior Lender and Junior Mezzanine Lender shall have the right to reallocate principal between the Senior Loan and the Junior Mezzanine Loan, provided that (i) in the case of a decrease in the principal amount of the Senior Loan and a corresponding increase in the principal amount of the Junior Mezzanine Loan, Senior Lender and Junior Lender shall provide Senior Mezzanine Lender with 15 days’ advance written notice thereof and (ii) in the case of a decrease of the principal amount of the Junior Mezzanine Loan and a corresponding increase in the principal amount of the Senior Loan, no such reallocation shall be permitted without the express written consent of Senior Mezzanine Lender, which consent Senior Mezzanine Lender may grant or withhold in its sole and absolute discretion.

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IN WITNESS WHEREOF, Senior Lender and Mezzanine Lenders have executed this Agreement as of the date and year first set forth above.

SENIOR LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:		Goldman Sachs Real Estate Funding Corp., its general partner

	By:	/s/ Authorized Signatory
Name: Title:

CITICORP NORTH AMERICA, INC., a New York corporation

By:		/s/ Authorized Signatory
Name:
Title:

SL GREEN REALTY CORP., a Maryland corporation

By:	/s/ Authorized Signatory
Name:
Title:

[Signatures continue on following page.]

Intercreditor Agreement (Amended and

Restated)

SLG STARS MORTGAGE LOAN LLC, a Delaware limited liability company

By:	SL Green Realty Corp., its sole member

	By:	/s/ Authorized Signatory
Name:
Title:

Intercreditor Agreement

SENIOR MEZZANINE LENDER:

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a
New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp., its general partner

	By:	/s/ Authorized Signatory
Name: Title:

CITICORP NORTH AMERICA, INC., a New York corporation

By:	/s/ Authorized Signatory
Name:
Title:

[Signatures continue on following page.]

Intercreditor Agreement

JUNIOR MEZZANINE LENDER:

LENDER:

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:		Goldman Sachs Real Estate Funding Corp., its general partner

	By:	/s/ Authorized Signatory
Name: Title:

CITICORP NORTH AMERICA, INC., a New York corporation

By:		/s/ Authorized Signatory
Name:
Title:

SL GREEN REALTY CORP., a Maryland corporation

By:	/s/ Authorized Signatory
Name:
Title:

Intercreditor Agreement

SLG STARS MEZZ LOAN LLC, a Delaware limited liability company

By:	SL Green Realty Corp., its sole member

	By:	/s/ Authorized Signatory
Name:
Title:

Intercreditor Agreement

EXHIBIT A

Permitted Fund Managers

Westbrook Partners

DLJ Real Estate Capital Partners

IStar Financial Inc.

Capital Trust

Lend-Lease Real Estate Investments

Archon Capital, L.P.

Whitehall Street Real Estate Fund, L.P.

The Blackstone Group International Ltd.

Apollo Real Estate Advisors

Colony Capital, Inc.

Praedium Group

J.E. Roberts Companies

Fortress Investment Group, LLC

Lonestar Opportunity Fund

Clarion Partners

Walton Street Capital, LLC

Starwood Financial Trust

BlackRock, Inc.

EXHIBIT B

Senior Mezzanine Loan Documents

All documents are dated as of April 1, 2008, unless otherwise noted.

1.	Amended and Restated Senior Mezzanine Loan Agreement between the Senior Mezzanine Borrower and the Senior Mezzanine Lender (as successor-in-interest to GSCMC, Citigroup and SL Green (collectively, “Original Senior Mezzanine Lender”), effective as of August 22, 2008;

2.	Amended and Restated Mezzanine Promissory Note A-1 (Senior Mezzanine Loan) made by Senior Mezzanine Borrower in favor of GSMC, effective as of August 22, 2008;

3.	Amended and Restated Mezzanine Promissory Note A-2 (Senior Mezzanine Loan) made by Senior Mezzanine Borrower in favor of Citigroup, effective as of August 22, 2008;

4.	Collateral Assignment of Interest Rate Cap Agreement (Mezzanine) between GKK Stars Acquisition LLC and Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

5.	Environmental Indemnity Agreement (Mezzanine) by Gramercy Capital Corp. (“Gramercy”) and Senior Mezzanine Borrower in favor of Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

6.	Consent and Agreement of Manager and Subordination of Management Agreement (Mezzanine) by First States Management Corp., L.P. (“Property Manager”) for the benefit of Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

7.	Cash Management Agreement (Mezzanine) among LaSalle Bank National Association (“Cash Management Bank”), Senior Mezzanine Borrower and Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

8.	Pledge and Security Agreement (Upper Tier) by GKK Stars Acquisition LLC and First States Group, L.P. (“FSG”) in favor of Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

9.	Pledge and Security Agreement (Lower Tier) by the pledgors listed therein in favor of Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

10.	Deposit Account Control Agreement among Bank of America, N.A. (“Lockbox Bank”), FSG, Gramercy and Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender);

11.	Cooperation Agreement (Mezzanine) by Senior Mezzanine Borrower and Gramercy in favor of Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender); and

Intercreditor Agreement

12.	Guaranty (Mezzanine) by Gramercy in favor of Senior Mezzanine Lender (as successor-in-interest to Original Senior Mezzanine Lender).

Intercreditor Agreement

EXHIBIT C

Junior Mezzanine Loan Documents

All documents are dated as of April 1, 2008, effective as of August 22, 2008, unless otherwise noted.

1.	Junior Mezzanine Loan Agreement among Junior Mezzanine Borrower and Junior Mezzanine Lender;

2.	Mezzanine Promissory Note A-1 (Junior Mezzanine Loan) made by Junior Mezzanine Borrower in favor of GSMC;

3.	Mezzanine Promissory Note A-2 (Junior Mezzanine Loan) made by Junior Mezzanine Borrower in favor of Citigroup;

4.	Mezzanine Promissory Note A-3 (Junior Mezzanine Loan) made by Junior Mezzanine Borrower in favor of SL Green;

5.	Pledge and Security Agreement (Junior Mezzanine Loan) by Junior Mezzanine Borrower in favor of Junior Mezzanine Lender;

6.	Cash Management Agreement (Junior Mezzanine) among Junior Mezzanine Borrower, Cash Management Bank and Junior Mezzanine Lender;

7.	Cooperation Agreement (Junior Mezzanine) by Junior Mezzanine Borrower and Gramercy in favor of Junior Mezzanine Lender;

8.	Guaranty Agreement (Junior Mezzanine) by Gramercy in favor of Junior Mezzanine Lender;

9.	Environmental Indemnity Agreement (Junior Mezzanine) by Gramercy and Junior Mezzanine Borrower in favor of Junior Mezzanine Lender;

10.	Consent and Agreement of Manager and Subordination of Management Agreement (Junior Mezzanine) by Property Manager in favor of Junior Mezzanine Lender; and

11.	Collateral Assignment of Interest Rate Cap Agreement (Junior Mezzanine) by Junior Mezzanine Borrower in favor of Junior Mezzanine Lender.

Intercreditor Agreement

EXHIBIT D

Senior Loan Documents

All documents are dated as of April 1, 2008 unless otherwise noted.

1.	Loan Agreement between Borrower and Senior Lender (as successor-in-interest to GSCMC, Citigroup and SL Green (collectively, “Original Senior Lender”)), as amended by the Amendment to Loan Agreement between Borrower and Senior Lender dated as of August 22, 2008;

2.	Amended and Restated Promissory Note A-1 made by Borrower in favor of GSMC, effective as of August 22, 2008;

3.	Amended and Restated Promissory Note A-2 made by Borrower in favor of Citigroup, effective as of August 22, 2008;

4.	Amended and Restated Promissory Note A-3 made by Borrower in favor of SL Green, effective as of August 22, 2008;

5.	Mortgages, Deeds of Trust and Deeds to Secure Debt encumbering the properties listed in Schedule A-1 to the Senior Loan Agreement;

6.	Cash Management Agreement among Borrower, Cash Management Bank and Senior Lender (as successor-in-interest to Original Senior Lender);

7.	Cooperation Agreement by Borrower and Gramercy in favor of Senior Lender (as successor-in-interest to Original Senior Lender);

8.	Guaranty Agreement by Gramercy in favor of Senior Lender (as successor-in-interest to Original Senior Lender);

9.	Environmental Indemnity Agreement by Gramercy and Borrower in favor of Senior Lender (as successor-in-interest to Original Senior Lender);

10.	Consent and Agreement of Manager and Subordination of Management Agreement by Property Manager in favor of Senior Lender (as successor-in-interest to Original Senior Lender);

11.	Collateral Assignment of Interest Rate Cap Agreement by First States Investors 2550A, LLC in favor of Senior Lender (as successor-in-interest to Original Senior Lender); and

12.	Deposit Account Control Agreement among Lockbox Bank, First States Investors 2550A, LLC, Gramercy and Senior Lender (as successor-in-interest to Original Senior Lender).

Intercreditor Agreement